UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21719

Claymore Trust

(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL	60532
(Address of principal executive offices)	(Zip code)

Nicholas Dalmaso, Chief Legal and Executive Officer

Claymore Trust

2455 Corporate West Drive, Lisle, IL 60532

(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 505-3700

Date of fiscal year end: November 30

Date of reporting period: November 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.	Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

www.claymore.com ... your road to the LATEST, most up-to-date INFORMATION about the Claymore Peroni Equity Opportunities Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.claymore.com, you will find:

•	Daily and historical fund pricing, monthly and quarterly fund returns, portfolio holdings and characteristics, dividend distribution history.

•	Investor guides and fund fact sheets.

•	Regulatory documents including a prospectus and copies of shareholder reports.

Claymore Securities is constantly updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2	| Annual Report | November 30, 2005

Claymore Peroni Equity Opportunities Fund

Dear Shareholder |

We are pleased to submit the first annual shareholder report for Claymore Peroni Equity Opportunities Fund. This report discusses performance from the Fund’s commencement of operations on August 8, 2005 through the close of its fiscal year on November 30, 2005. As you may know, the Fund’s investment objective is to provide long-term capital growth by investing primarily in a non-diversified portfolio of common stocks using a technically-derived investment approach.

In this abbreviated period, the Fund’s Class A shares generated a total return of 3.53%, unadjusted for any sales charges. This represents a gain in net asset value from $15.00 at inception to $15.53 on November 30, 2005. If sales charges had been included, returns would have been lower. There is a fee waiver currently in place for this fund through at least March 31, 2006. Without this waiver, Fund returns would have been lower. (Please see page 11 for complete performance information and adjusted returns of all share classes.)1 By comparison, the Russell 3000 Index returned 3.13%. The Russell 3000 Index is an unmanaged index that measures the performance of approximately 3,000 of the largest U.S. companies based on total capitalization. Index returns include the reinvestment of all distributions. It is not possible to invest directly in this or any index.

To learn more about the Fund’s performance over this fiscal period, we encourage you to read the Questions & Answers section of the report on page 4. In it, you’ll find information on the Fund’s portfolio manager, Eugene E. Peroni, Jr., his investment philosophy and discipline and detailed information about the structure of the portfolio and its performance during the fiscal period ended November 30, 2005.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit our website at www.claymore.com or call 877-CLAYMORE for account information.

Sincerely,

Nicholas Dalmaso
Claymore Peroni Equity Opportunities Fund

[1]	Past performance does not guarantee future performance. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns include reinvestment of dividends and capital gains. Please visit www.claymore.com for more current performance data.

Annual Report | November 30, 2005 |	3

Claymore Peroni Equity Opportunities Fund

Questions & Answers |

Eugene E. Peroni, Jr., Portfolio Manager

Eugene E. Peroni, Jr. joined Claymore in 2002. He selects securities for unit investment trusts and is a portfolio manager for a separately managed account program for the firm. Peroni has more than 30 years of investment analysis and management experience. He is one of a small number of professional investment managers that employs a hands-on approach to technical analysis. Peroni shares his market insights regularly on a variety of national business broadcasts and his views have been quoted in the financial print media.

Diane C. Mooney, Vice President/Equity Research

Diane Mooney works closely with Eugene Peroni conducting technical research, which plays an integral role in the portfolio stock selection process. Mooney has nearly 25 years of investment industry experience with a focus on equity research for both static and active portfolio management. She joined Claymore in 2002 and has worked with Peroni for nearly 20 years.

Claymore Peroni Equity Opportunities Fund is managed by Claymore Advisors, LLC. In the following interview Portfolio Manager Eugene E. Peroni Jr. discusses how he structured the portfolio and how the Fund performed since its inception on August 8, 2005 through November 30, 2005.

Before we discuss performance, will you first remind us of the Fund’s investment objectives and how your investment process seeks to achieve those objectives?

The Fund’s investment objective is to provide long-term capital growth and we seek to achieve that objective by investing primarily in a non-diversified portfolio of common stocks. We use a disciplined, technically-derived approach to managing the Fund. To find stocks for the portfolio, we essentially study the stock market and regard the way that investors perceive opportunities in the marketplace.

What is technical analysis?

Technical analysis is a method of evaluating stocks and the market averages using charts of historical price activity, volume patterns and money flow. Technical analysis attempts to predict future price movements by studying historical trading data as well as investor psychology, while not relying on news from company management, to determine buying or selling opportunities.

We begin our stock search from a universe of more than 1,000 actively-traded stocks. From this universe we employ a bottom-up technical evaluation that identifies approximately 300 to 400 stocks that we believe offer strong future growth potential. These characteristics include the stock’s current price relative to an integral support level, the strength of investor money flows and the sector’s relative attractiveness. This bottom-up evaluation is then blended with a top-down, thematic analysis of market psychology as well as broad economic, monetary and political trends. This helps to identify current and emerging investment themes. From there we select stocks that we believe offer the most attractive investment opportunities.

4	| Annual Report | November 30, 2005

Claymore Peroni Equity Opportunities Fund | Questions & Answers continued

When we select stocks, we consider the risk and return potential that each individual security might have on the overall portfolio. We also consider investing across a range of sectors in order to appropriately vary holdings and seek to limit investment risk. We monitor the Fund’s portfolio daily on a bottom-up basis and without any preconceived notions or expectations based on external events. We believe this offers a truly unbiased approach to stock selection. We won’t refashion sector positions unless there is a true technical change in the condition of the stocks held, and we do not normally pick stocks within a sector based on an external event that has occurred. A stock may be added to the portfolio if it meets the technical parameters set forth, and conversely, a stock may be removed if the technical criteria are breached. It may also be removed if the stock begins to significantly underperform the broad market or its respective sector, or if a more attractive investment opportunity is identified. Our process is unconstrained, which enables us to invest the Fund in small-, mid- and large-cap companies, and fluctuate between traditional “growth” and “value” styles as market conditions dictate.

Will you provide an overview of the market environment this period and how it impacted your structure of the portfolio?

From the Fund’s inception on August 8, 2005, through the end of this fiscal period on November 30, 2005, there was considerable volatility within the market. Some of the volatility was caused by seasonal factors, but we also endured the impact of Hurricanes Katrina and Rita, significant fluctuations in oil prices and conjecture as to whether the Federal Reserve Board was nearing an end of its interest rate tightening cycle. In the end, the market presented good resiliency and good elasticity. This resulted in the market averages holding at important technical support levels and rebounding from those events to retain the market’s intermediate upward trend.

What are technical support levels?

Technical support levels are price levels that have presented support for the market or resistance for the market at any given time. When we refer to a technical level, we’re referring to a price level where the market tends to have a significant reaction. This could be a positive support reaction or a negative resistance reaction.

How did the Fund perform during this volatile market environment?

During the abbreviated fiscal period – August 8, 2005 through November 30, 2005, the Fund returned 3.53% (Class A shares unadjusted for any sales charges). If sales charges had been included, returns would have been lower. There is a fee waiver currently in place for this Fund through at least March 31, 2006. Without this waiver, Fund returns and yields would have been lower. (Please see page 11 for complete performance information and adjusted returns.)1 By comparison,

[1]	Past performance does not guarantee future performance. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns include reinvestment of dividends and capital gains. Please visit www.claymore.com for more current performance data.

Annual Report | November 30, 2005 |	5

Claymore Peroni Equity Opportunities Fund | Questions & Answers continued

the Russell 3000 Index returned 3.13%. The Russell 3000 Index is an unmanaged index that measures the performance of approximately 3,000 of the largest U.S. companies based on total capitalization. Index returns include the reinvestment of all distributions. It is not possible to invest directly in this or any index. There was a tremendous amount of volatility in the market. We believe the Fund’s relative outperformance was a result of our unbiased, disciplined approach that relies on technical factors – not external factors or media events – to determine investment opportunities.

How did you structure the Fund’s portfolio and why?

Our bottom-up technical analysis led us to stocks that aggregated in four key areas of the market – energy, health care, industrials and technology. These four sectors led the market out of its 2002 decline and our research suggested to us that their upward movement may be part of a longer-term trend. Below is a brief summary about what we found attractive in each of these sectors and how they impacted Fund performance.

Energy. Crude oil reached historic levels this period. We remained bullish regarding the technical structure of the group. Demand continued to grow from a global perspective and we believe that if the U.S. economy continues to strengthen, domestic demand will also continue to rise. Higher prices are fueling more exploration and drilling initiatives. All of these factors, we believe, should have a favorable impact not only on large integrated oil companies, but on smaller drillers, refiners and transportation companies. The Fund’s energy sector was one of the key contributors to performance in this fiscal period.

Healthcare. Healthcare stocks have provided strong historical performance and during this short period the sector was an important contributor to performance. We were encouraged during the period that large pharmaceutical companies began to exhibit improving technical behavior. We believe this further supports the longer-term leadership prospects of the healthcare sector. Another important catalyst for this long-term leadership is the aging of the Baby Boomer generation.

Industrials. Manufacturing stocks have undergone some rotational consolidation, but we observed a level of relative strength improvement in the big cap industrial stocks. U.S. industrial stocks are innovative and uniquely positioned with focused business models in our opinion. We think this sector will be able to adapt and prosper in changing economic environments. That said, the Fund’s industrial sector declined marginally during the period, but the decline has not changed our views and the Fund remained firmly invested in holdings throughout the sector.

Technology. Technology continued to exhibit attractive technical characteristics. In the late 1990s so many technology companies were highly leveraged and speculative and some ultimately disappeared after the sector’s sharp decline in 2000. Today, expectations for

6	| Annual Report | November 30, 2005

Claymore Peroni Equity Opportunities Fund | Questions & Answers continued

technology stocks have been scaled back to more realistic levels and yet there is still that critical psychological ingredient of anticipation. Technology was the single largest contributor to Fund performance in the period in terms of both absolute returns and outperformance relative to the Russell 3000 Index.

Which specific issues helped performance?

There were a variety of stocks within the portfolio that helped performance. Here’s an overview of a few important contributors.

Genentech. Genentech (2.4% of equity investments) is a biotechnology company that has offered strong technical behavior over a relatively long period of time. Genentech represents what we believe to be the upper echelon of biotechnology companies in terms of its products, management and research. In this portfolio, we’ve chosen to focus investments in what we believe are the higher quality, more established biotechnology companies – from both a fundamental and technical standpoint – rather than in more developmental or speculative companies.

UnitedHealth Group. UnitedHealth Group (2.3% of equity investments) is part of the managed health care sector, which has been a fairly consistently positive performing industry over time. And UnitedHealth is a leader within that group. Of course past performance is not a guarantee of future performance. It is a well-established company that has been well regarded within the marketplace. Most important to us, however, is that the technical structure of UnitedHealth has been consistent and positive over a long period of time.

Roper Industries, Inc. Roper (2.3% of equity investments) is an industrial company that designs, manufactures and distributes fluid controls analytical instrumentation products. Roper services the oil & gas, medical, technology and water & waste industries. Its broad business mix is currently focused on some of the strongest segments of the economy and where we expect the leadership is likely to continue. Roper is a niche manufacturer with a good earnings growth record and has exhibited positive long-term technical trends. The company has undergone several intermediate corrections and has emerged from those corrections technically stronger.

Apple Computer. Apple Computer (2.7% of equity investments) was one of the market’s best performers this period. We were drawn to the stock because of its appealing technical structure. The stock offered positive price patterns, strong money flow activity and consistent accumulation, which we interpreted as excitement over one of its marquee products – the iPod. Apple drew a lot more attention as the iPod gained popularity. While its short-term advances have been attractive, we believe that Apple has the technical credentials to be a good long-term leader in the market as well. Other stocks in this particular sector are also appealing, and in our opinion, the broader technology category has a solid footing.

Annual Report | November 30, 2005 |	7

Claymore Peroni Equity Opportunities Fund | Questions & Answers continued

Which issues or sectors hurt performance this fiscal period?

The consumer discretionary sector was one of the more volatile areas in terms of performance. Two Fund holdings within the sector suffered meaningful declines.

Sears Holdings. Sears Holdings (1.5% of equity investments), a national retailer that operates under the Sears and K-Mart banners, was down significantly. When we purchased Sears, we understood that there might be a short-term risk to performance. There had been a recent run-up in the stock’s price. After periods of rapid appreciation, it is not uncommon to see a pullback as investors move to lock in profits. We invested in the stock and continued to hold it because we believed that the stock’s long-term uptrend was intact. Furthermore, the stock’s technical outlook was attractive as it had not breached any longer-term trend lines. We are optimistic about the overall retail sector for the same reason – as a group they have not breached their longer-term upward trends.

Meritage Homes Corp. Meritage Homes is a single-family home builder (not held in the portfolio on 11/30/05). The technical patterns of the stock appeared attractive at the time of the Fund’s purchase. However, we ultimately sold the issue because it was trading quite erratically and we were becoming less certain about the prospect of the broader home building industry group. The sector had been set back by fears of rising interest rates and the potential impact higher rates might ultimately have on the industry. These fears, we believe, were manifested in the stock’s erratic price behavior.

As mentioned previously, the Fund’s industrial sector declined marginally. While many of the Fund’s industrial stocks gained ground, there were a few that suffered substantial losses. The most severe decline came from ESCO Technologies (not held in the portfolio on 11/30/05).

ESCO Technologies, Inc. ESCO produces engineered products and systems for industrial and commercial applications. The stock’s performance disappointed us almost from the time of our purchase. It traded erratically, but we held on to it until it made a challenge and test of its longer-term support level. When it violated that level, we chose to exit the position as it put into question the stock’s longer-term potential.

The Fund was also set back by its small and temporary consumer staples position.

Church & Dwight Co. At inception we invested in Church & Dwight Co., (not held in the portfolio on 11/30/05) a manufacturer and marketer of a range of household, personal care and specialty products for consumers and businesses. When the stock became volatile during the period, we chose to exit the position for a couple of reasons. The erratic trading behavior of the stock concerned us, but just as important were the

8	| Annual Report | November 30, 2005

Claymore Peroni Equity Opportunities Fund | Questions & Answers continued

technical factors of the overall consumer staples sector which appeared less attractive. Since we didn’t have the depth of leadership that we would have liked in the sector, we exited the stock and the group completely.

What is your outlook for the markets and Fund in 2006?

As mentioned previously, we are enthusiastic about the prospects for the energy, health care, industrials and technology sectors. We believe these four sectors will do well in the coming year, and we expect to maintain the Fund’s investments in those areas. Of course we’ll monitor the progress of the individual stocks within these sectors to make sure their technical characteristics remain intact, and make adjustments as necessary.

Do you have any closing comments for shareholders?

We want to thank you for your investment in Claymore Peroni Equity Opportunities Fund. This fund is one of the very few stock mutual funds managed with a technical approach. We believe that our unbiased investment process is the reason for the Fund’s relative outperformance vs. the Russell 3000 Index in this short period. We are hopeful that we can deliver favorable long-term performance by remaining true to our disciplined technical approach to investing.

Risks and Other Considerations

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

No History of Operations The Fund is a newly organized, non-diversified, open-end management investment company with no history of operations.

Non-Diversification Risk The Fund is classified as “non-diversified.” This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the Fund invested in a larger number of issuers.

Equity Risk A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Risks of Mid-Cap and Small-Cap Companies The securities of small-cap or mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies.

Foreign Securities Risk A portion of the Fund’s total assets may be invested in securities of foreign issuers. This may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries and the potential lack of liquidity, government supervision and regulation. Please refer to the prospectus for more complete risk information.

Illiquid Security Risk Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund manager believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities.

Management Risk As an actively-managed portfolio the Fund is subject to management risk. There is no guarantee that the investment decisions made by the managers will produce desired results. The Fund manager employs a proprietary investment discipline, The Peroni Method, in managing the Fund. There is a risk that The Peroni Method might fail to identify stocks that will achieve the Fund’s objective.

For more complete information on risks associated with the Fund, please read the prospectus carefully.

Annual Report | November 30, 2005 |	9

Claymore Peroni Equity Opportunities Fund

Fund Summary | As of November 30, 2005 (unaudited)

Top 10 Holdings
Glaxosmithkline PLC	2.3%
Apple Computer, Inc.	2.3%
Peabody Energy Corp.	2.2%
Jacobs Engineering Group, Inc.	2.1%
Genentech, Inc.	2.1%
Brown & Brown, Inc.	2.1%
Roper Industries, Inc.	2.0%
Unitedhealth Group, Inc.	1.9%
Google, Inc.	1.9%
Global Payments, Inc.	1.8%

Industry Breakdown
Managed Health Care	6.4%
Medical Appliances & Equipment	5.8%
Pharmaceuticals	4.4%
Retail	4.4%
Oil & Gas Exploration & Production	3.9%
Industrial Metals & Minerals	3.8%
Semiconductors	3.0%
Health & Fitness	2.8%
Oil & Gas Refining & Marketing	2.8%
Integrated Oil & Gas	2.7%
Computers	2.3%
Engineering Services	2.1%
Insurance Brokers	2.1%
Industrial Machinery	2.0%
Internet Information Providers	1.9%
Data Processing	1.8%
Wireless Telecommunication Services	1.8%
Diversified Manufacturing	1.8%
Agricultural Chemicals	1.8%
Real Estate	1.7%
Insurance - Property & Casualty	1.6%
Metal Manufacturing	1.6%
Systems Software	1.6%
Automobile Manufacturer	1.6%
Construction Materials & Products	1.6%
Printing	1.5%
Steel & Iron	1.5%
Internet Software & Services	1.5%
Financial Services	1.4%
Waste Management	1.4%
Telecommunications Equipment	1.4%
Automobile Parts	1.4%
Medical Research	1.4%
Electronics	1.4%
Construction & Farm Machinery	1.3%
Aerospace & Defense	1.3%
Consumer Products	1.3%
Biotechnology	1.3%

Total Long-Term Investments	85.4%
Short-Term Investments	11.6%
Other Assets in Excess of Liabilities	3.0%

Net Assets	100.0%

Holdings and Industries are as a percentage of net assets, and are subject to change daily. For more current Fund information, please visit claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

10	| Annual Report | November 30, 2005

Claymore Peroni Equity Opportunities Fund

Fund Performance | As of November 30, 2005

This graph compares your Fund’s performance to that of the Russell 3000 Index from 8/08/05 through 11/30/05. Class A shares, including payment of sales charges.

Performance of a $10,000 Investment

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Russell 3000 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The Russell 3000 Index is a broad representative of the U.S. equity market. The index does not reflect any expenses, fees or sales charges, which would lower performance. The index is unmanaged and it is not possible to invest in an index. Index data source: Russell.com

	Class A Shares		Class C Shares
(Inception 8/8/2005)	w/out sales charge	w/maximum 5.75% sales charges	w/out sales charges	w/maximum 1.00% CDSC
Since Inception	3.53%	-2.42%	3.40%	2.40%

Performance information represents past performance. There is no guarantee of future results. Current performance may be higher or lower than returns shown. For more current Fund information, please visit claymore.com. When redeemed, Fund shares may be worth more or less than their original cost.

Total returns with sales charge reflect payment of the maximum sales charge of 5.75% for Class A shares and a contingent deferred sales charge of 1.00% for Class C shares in year one. The total returns of individual share classes will differ due to varying sales charge and expenses between the classes. Returns reflect the reinvestment of distributions made by the Fund, if any. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns.

The Fund’s adviser has waived or reimbursed fees or expenses; absent such waivers/reimbursements, the Fund’s returns would have been lower.

Annual Report | November 30, 2005 |	11

Claymore Peroni Equity Opportunities Fund

Fund Investment Costs | As of November 30, 2005

As a shareholder of the Fund, you incur two types of costs: (1) transaction cost, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 08/08/05 - 11/30/05.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	8/8/05	11/30/05	8/8/05-11/30/05

Class A
Actual	$1,000.00	$1,035	$5
Hypothetical (5% annual return before expenses)	1,000.00	1,011	5

Class C
Actual	1,000.00	1,034	8
Hypothetical (5% annual return before expenses)	1,000.00	1,008	8

*	Expenses are equal to the Fund’s annualized expense ratio of 1.65% and 2.40% for Class A and C Shares, respectively, multiplied by the average account value over the period, multiplied by 115/365 (to reflect the partial period). Assumes all dividends and distributions were reinvested.

12	| Annual Report | November 30, 2005

Claymore Peroni Equity Opportunities Fund

Portfolio of Investments | November 30, 2005

Number of Shares		Value
	Common Stocks - 85.4%
	Aerospace & Defense - 1.3%
930	Esterline Technologies Corp. (a)	$38,232

	Agricultural Chemicals - 1.8%
1,130	Scotts Co. (The), Class A	53,019

	Automobile Manufacturer - 1.6%
1,050	Oshkosh Truck Corp., Class B	47,177

	Automobile Parts - 1.4%
615	Johnson Controls, Inc.	42,712

	Biotechnology - 1.3%
645	Biosite, Inc. (a)	38,042

	Computers - 2.3%
1,025	Apple Computer, Inc. (a)	69,515

	Construction & Farm Machinery - 1.3%
695	Caterpillar, Inc.	40,157

	Construction Materials & Products - 1.6%
410	Eagle Materials, Inc.	47,109

	Consumer Products - 1.3%
490	Fortune Brands, Inc.	38,200

	Data Processing - 1.8%
1,265	Global Payments, Inc. (a)	55,382

	Diversified Manufacturing - 1.8%
500	ITT Industries, Inc.	54,380

	Electronics - 1.4%
420	Harman International Industries, Inc.	40,950

	Engineering Services - 2.1%
985	Jacobs Engineering Group, Inc. (a)	63,995

	Financial Services - 1.4%
550	Affiliated Managers Group, Inc. (a)	43,362

	Health & Fitness - 2.8%
1,140	Life Time Fitness, Inc. (a)	43,810
1,060	Nutri/system, Inc. (a)	41,266

		85,076
	Industrial Machinery - 2.0%
1,525	Roper Industries, Inc.	60,085

	Industrial Metals & Minerals - 3.8%
880	Cameco Corp. (Canada)	50,125
835	Peabody Energy Corp.	65,848

		115,973
	Insurance Brokers - 2.1%
2,160	Brown & Brown, Inc.	63,029

	Insurance - Property & Casualty - 1.6%
500	Loews Corp.	48,290

	Integrated Oil & Gas - 2.7%
350	Amerada Hess Corp.	$42,882
660	ConocoPhillips	39,937

		82,819
	Internet Information Providers - 1.9%
140	Google, Inc. (a)	56,699

	Internet Software & Services - 1.5%
920	J2 Global Communications, Inc. (a)	43,912

	Managed Health Care - 6.4%
495	Aetna, Inc.	45,783
935	Humana, Inc. (a)	42,851
840	Medco Health Solutions, Inc. (a)	45,066
975	Unitedhealth Group, Inc.	58,363

		192,063
	Medical Appliances & Equipment - 5.8%
320	Alcon, Inc. (Switzerland)	44,864
1,345	DJ Orthopedics, Inc. (a)	41,910
660	Hologic, Inc. (a)	46,906
1,040	ResMed, Inc. (a)	42,432

		176,112
	Medical Research - 1.4%
865	Covance, Inc. (a)	41,122

	Metal Manufacturing - 1.6%
945	Precision Castparts Corp.	48,186

	Oil & Gas Exploration & Production - 3.9%
650	Sunoco, Inc.	50,180
475	Valero Energy Corp.	45,695
365	YPF Sociedad Anonima - ADR (Argentina)	21,498

		117,373
	Oil & Gas Refining & Marketing - 2.8%
600	Atwood Oceanics, Inc. (a)	42,594
565	Questar Corp.	42,126

		84,720
	Pharmaceuticals - 4.4%
660	Genentech, Inc. (a)	63,109
1,425	Glaxosmithkline PLC (United Kingdom)	70,637

		133,746
	Printing - 1.5%
915	Banta Corp.	46,208

	Real Estate - 1.7%
940	CB Richard Ellis Group, Inc. (a)	52,170

See notes to financial statements.

Annual Report | November 30, 2005 |	13

Claymore Peroni Equity Opportunities Fund | Portfolio of Investments continued

Number of Shares		Value
	Retail - 4.4%
1,100	Nordstrom, Inc.	$40,568
335	Sears Holdings Corp. (a)	38,532
975	Tractor Supply Co. (a)	52,513

		131,613

	Semiconductors - 3.0%
1,605	Freescale Semiconductor, Inc. (a)	41,329
1,400	Nvidia Corp. (a)	50,638

		91,967

	Steel & Iron - 1.5%
470	Cleveland-Cliffs, Inc.	44,786

	Systems Software - 1.6%
1,135	Ansys, Inc. (a)	47,693

	Telecommunications Equipment - 1.4%
960	Nice Systems Ltd. - ADR (Israel) (a)	43,056

	Waste Management - 1.4%
705	Stericycle, Inc. (a)	43,231

	Wireless Telecommunication Services - 1.8%
1,915	America Movil, Series L - ADR (Mexico)	54,999

	Total Long-Term Investments - 85.4%
	(Cost $ 2,434,686)	2,577,160

	Short-Term Investments - 11.6%
	U.S. Government Agency Obligations - 11.6%
	Fannie Mae Discount Note
	($350,000 par, yielding 3.10%, 12/01/05 maturity)
	(Cost $349,964)	350,000

	Total Investments - 97.0%
	(Cost $2,784,650)	2,927,160
	Other Assets in Excess of Liabilities - 3.0%	92,120

	Net Assets - 100.0%	$3,019,280

ADR – American Depositary Receipt

(a)	Non-income producing security.

See notes to financial statements.

14	| Annual Report | November 30, 2005

Claymore Peroni Equity Opportunities Fund

Statement of Assets and Liabilities | November 30, 2005

Assets
Investments in securities, at value (cost $2,784,650)	$2,927,160
Cash	5,637
Receivable from Adviser	180,110
Receivable for fund shares sold	69,041
Receivable for securities sold	27,631
Dividends receivable	1,151
Interest receivable	531
Offering Costs	68,493

Total assets	3,279,754

Liabilities
Offering costs payable	100,000
Distributor and affiliates	2,874
Accrued expenses and other liabilities	157,600

Total liabilities	260,474

Net Assets	$3,019,280

Composition of Net Assets
Capital (par value of $0.01 per share)	$2,938,124
Net unrealized appreciation on investments	142,510
Accumulated net realized loss	(61,354)

Net Assets	$3,019,280

Maximum Offering Price per Share
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $2,528,304 and 162,825 shares of beneficial interest issued and outstanding)	$15.53
Maximum sales charge (5.75%* of offering price)	0.95

Maximum offering price to public	$16.48

Class C Shares:
Net asset value and offering price per share (Based on net assets of $490,976 and 31,652 shares of beneficial interest issued and outstanding)	$15.51

*	On sales of $50,000 or more, the sales charge will be reduced.

See notes to financial statements.

Annual Report | November 30, 2005 |	15

Claymore Peroni Equity Opportunities Fund

Statement of Operations | For the period August 8, 2005* through November 30, 2005

Investment Income
Interest	$3,422
Dividends (net of foreign withholding taxes of $4)	3,234

Total income		$6,656

Expenses
Professional fees	49,880
Printing	46,995
Offering Costs	31,507
Registration	24,940
Shareholder services	16,430
Trustees’ fees and expenses	10,600
Advisory fee	5,954
Distribution (12b-1) and service fees (attributed to Class A and C of $1,336 and $1,273, respectively)	2,609
Fund accounting	1,393
Custody	1,159
Administration fee	265
Miscellaneous	6,203
Total expenses		197,935
Investment advisory fee waived		5,954
Other expenses waived or reimbursed		180,110

Net expenses		11,871

Net investment loss		(5,215)

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments		(61,354)
Net change in unrealized appreciation		142,510

Net realized and unrealized gain on investments		81,156

Net Increase in Net Assets from Operations		$75,941

*	Commencement of Investment Operations.

See notes to financial statements.

16	| Annual Report | November 30, 2005

Claymore Peroni Equity Opportunities Fund

Statement of Changes in Net Assets |

For the period August 8, 2005* through November 30, 2005
Operations:
Net investment loss	$(5,215)
Net realized loss on investments	(61,354)
Net change in unrealized appreciation on investments	142,510

Net increase in net assets resulting from operations	75,941

Capital Transactions:
Net proceeds from Shares Sold	2,979,990
Cost of Shares Repurchased	(86,901)

Net change in net assets from capital transactions	2,893,089

Total increase (decrease) in net assets	2,969,030
Net Assets
Beginning of period	50,250

End of period (including undistributed net investment income of $ 0)	$3,019,280

*	Commencement of investment operations.

See notes to financial statements.

Annual Report | November 30, 2005 |	17

Claymore Peroni Equity Opportunities Fund

Financial Highlights | Class A

Per Share Operating Performance for a Share Outstanding Throughout the Period	For the Period August 8, 2005** through November 30, 2005
Net Asset Value, Beginning of Period	$15.00
Income from Investment Operations
Net investment loss(a)	(0.03)
Net realized and unrealized gain (loss) on investments	0.56

Total from investment operations	0.53

Net Asset Value, End of Period	$15.53

Total return*(b)	3.53	%***
Ratios and Supplemental Data
Net assets, end of period (thousands)	$2,528
Ratio of Expenses to Average Net Assets*(c)	1.65%
Ratio of Net Investment Loss to Average Net Assets*(c)	-0.64%
Portfolio turnover rate	35	%***
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets(c)	18.83%
Ratio of Net Investment Loss to Average Net Assets(c)	-17.82%
** Commencement of investment operations.
*** Non-annualized

(a)	Based on average shares outstanding during the period.

(b)	Does not include payment of maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

(c)	Annualized.

See notes to financial statements.

18	| Annual Report | November 30, 2005

Claymore Peroni Equity Opportunities Fund

Financial Highlights | Class C

Per Share Operating Performance for a Share Outstanding Throughout the Period	For the Period August 8, 2005** through November 30, 2005
Net Asset Value, Beginning of Period	$15.00

Income from Investment Operations
Net investment loss(a)	(0.06)
Net realized and unrealized gain (loss) on investments	0.57

Total from investment operations	0.51

Net Asset Value, End of Period	$15.51

Total return*(b)	3.40	%***
Ratios and Supplemental Data
Net assets, end of period (thousands)	$491
Ratio of Expenses to Average Net Assets*(c)	2.40%
Ratio of Net Investment Loss to Average Net Assets*(c)	-1.39%
Portfolio turnover rate	35	%***
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets(c)	19.58%
Ratio of Net Investment Loss to Average Net Assets(c)	-18.57%

**	Commencement of investment operations.

***	Non-annualized

(a)	Based on average shares outstanding during the period.

(b)	Does not include payment of maximum CDSC of 1% charged on certain redemptions made within one year of purchase. If the CDSC was included, total returns would be lower. These returns include Rule 12b-1 fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

(c)	Annualized.

See notes to financial statements.

Annual Report | November 30, 2005 |	19

Claymore Peroni Equity Opportunities Fund

Notes to Financial Statements | November 30, 2005

Note 1 – Organization:

Claymore Peroni Equity Opportunities Fund (the “Fund”) is organized as a separate non-diversified series of the Claymore Trust, a Delaware statutory trust which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to provide long-term capital growth by investing primarily in a non-diversified portfolio of equity securities. The Fund commenced investment operations on August 8, 2005, with two classes of shares, Class A and Class C.

Note 2 – Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

Equity securities listed on an exchange are valued at the last reported sale price on the principal exchange on which they are traded. Equity securities traded on an exchange for which there are no sales on a given day are valued at the mean of the most recent bid and asked price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in over the counter markets are valued at the mean of the most recent bid and asked prices. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares.

(c) Distributions to Shareholders

The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Note 3 - Investment Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Claymore Advisors, LLC (the “Adviser”), the Adviser will provide investment advice and furnish offices, necessary facilities and equipment to the Fund for an annual fee, payable monthly, equal to an annual rate of 0.90% of the Fund’s average daily net assets. The Investment Adviser has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.65% and 2.40% of the Fund’s average daily net assets for Class A Shares and Class C Shares, respectively. This agreement will remain in effect until March 31, 2006, at which time it is eligible for renewal. For the period ended November 30, 2005, the Adviser waived approximately $6,000 of its advisory fees and reimbursed other expenses of approximately $180,000. For a period of three years subsequent to the Fund’s commencement of operations, the Adviser may recover from the Fund fees and expenses previously waived or reimbursed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit. As of November 30, 2005, the amount of these potentially recoverable expenses was approximately $186,000. Offering costs in the amount of $100,000 were incurred by the Fund, and will be amortized over a one-year period. The Adviser has agreed to pay all organizational expenses of the Fund incurred prior to the commencement of operations.

Under a separate Fund Administration agreement, the Adviser provides Fund Administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Fund:

NET ASSETS	RATE
First $200,000,000	0.04%
Next $300,000,000	0.03%
Next $500,000,000	0.02%
Over $1,000,000,000	0.01%

For the period ended November 30, 2005, the Adviser waived all of its Administration fee.

The Bank of New York (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

U.S. Bancorp Fund Services, LLC acts as the Fund’s transfer agent. U.S. Bancorp is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of the Adviser. The Fund does not compensate its officers or trustees who are officers or directors of the Adviser.

Note 4 - Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

20	| Annual Report | November 30, 2005

Claymore Peroni Equity Opportunities Fund | Notes to Financial Statements continued

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. For the period ended November 30, 2005, a permanent book and tax difference relating to a net operating loss totaling $5,215 was reclassified from undistributed net investment income to capital.

Information on tax components of investments as of November 30, 2005 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments	Undistributed Ordinary Income/ (Accumulated Ordinary Loss)	Undistributed Long-Term Gains/ (Accumulated Capital Loss)
$2,791,369	$171,260	$(35,469)	$135,791	$—	$(54,635)

The differences between book basis and tax basis unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales.

As of November 30, 2005, the Fund had an accumulated capital loss carryforward for tax purposes of $30,518, which expires on November 30, 2013. Capital losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer net post-October capital losses during 2005 in the amount of $24,117.

The Fund did not pay any distributions during the period ended November 30, 2005.

Note 5 - Capital Transactions:

For the period ended November 30, 2005, transactions were as follows:

	Shares	Value
Sales:
Class A	165,765	$2,512,218
Class C	31,077	467,772

Total Sales	196,842	$2,979,990

Dividend Reinvestment:
Class A	—	$—
Class C	—	—

Total Dividend Reinvestment	—	$—

Repurchases:
Class A	(4,615)	$(69,983)
Class C	(1,100)	(16,918)

Total Repurchases	(5,715)	$(86,901)

At November 30, 2005, Claymore Securities, Inc., an affiliate of the Advisor, owned 1,675 shares of each class of shares.

The Fund imposes a redemption fee of 2.00% of the total redemption amount on all shares redeemed or exchanged from the Fund within 30 days of purchase or exchange into the Fund. The redemption fee is paid directly to the Fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. The Fund received $0 in redemption fees during the period.

Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC) of up to 1.00% of the value of the redemption. The CDSC will be imposed on most redemptions made within one year of the purchase for Class C Shares. Sales charges do not represent expenses to the Fund.

Note 6 - Investment Transactions:

For the period ended November 30, 2005, purchases and sales of investments, excluding short-term investments, were $3,183,169 and $687,129, respectively.

Note 7 - Distribution and Service Plan:

The Fund has adopted a distribution and service plan (the “Plan”) with respect to its Class A Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and pays service fees in connection with the provision of services to shareholders of each class and the maintenance of shareholder accounts. Annual fees under the Plan, of up to .25% of Class A average daily net assets and up to 1.00% of Class C average daily net assets, are accrued daily. The annual fees for Class A Shares and Class C Shares are paid quarterly. The 12b-1 plan is used to induce or compensate financial intermediaries to provide distribution and/or services to the Fund and their shareholders. Included in these fees are payments retained by Claymore Securities, Inc., which were $0 for the period ended November 30, 2005.

Note 8 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Annual Report | November 30, 2005 |	21

Claymore Peroni Equity Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Claymore Peroni Equity Opportunities Fund

We have audited the accompanying statement of assets and liabilities of Claymore Peroni Equity Opportunities Fund (the “Fund”), including the portfolio of investments, as of November 30, 2005, and the related statement of operations, statement of changes in net assets, and financial highlights for the period from August 8, 2005 (commencement of investment operations) through November 30, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Claymore Peroni Equity Opportunities Fund at November 30, 2005, and the results of its operations, changes in its net assets, and the financial highlights for the period from August 8, 2005 through November 30, 2005, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 13, 2006

22	| Annual Report | November 30, 2005

Claymore Peroni Equity Opportunities Fund

Supplemental Information | (unaudited)

Trustees

The Trustees of the Claymore Peroni Equity Opportunities Fund and their principal occupations during the past five years are as follows:

Name, Address*, Age and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:

Randall C. Barnes Year of Birth: 1951 Trustee	Since 2005	Formerly, Senior Vice President and Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	11	None.

Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2005	Principal of Ronald A. Nyberg, Ltd., a law firm specializing in corporate law, estate planning and business transactions from 2000-present. Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	15	Director, Edward Hospital Foundation, Naperville, IL; Trustee, North Park University, Chicago.

Ronald E.Toupin, Jr. Year of Birth: 1958 Trustee	Since 2005	Formerly Vice President, Manager, and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Trusts (1988-1999), each of John Nuveen & Co., Inc. (asset manager) (1982-1999).	13	None.

Interested Trustees:

Nicholas Dalmaso† Year of Birth: 1965 Trustee; Chief Legal and Executive Officer	Since 2005	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. Formerly Assistant General Counsel, John Nuveen and Co., Inc. (1999-2000) Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	15	None.

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

**	Trustees serve until their successors have been duly elected.

***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.

†	Mr. Dalmaso is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund’s Investment Adviser.

Additional information about Fund Trustees is available in the Fund’s Statement of Additional Information, without charge, upon request by calling (877) 252-9667.

Annual Report | November 30, 2005 |	23

Claymore Peroni Equity Opportunities Fund | Supplemental Information (unaudited) continued

Officers

The Officers of the Claymore Peroni Equity Opportunities Fund and their principal occupations during the past five years are as follows:

Name, Address*, Age and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Officers:

Steven M. Hill Year of Birth: 1964 Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2005	Senior Managing Director and Chief Financial Officer of Claymore Advisors, LLC and Claymore Securities, Inc., 2005-present; Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc., 2003-2005; Treasurer of Henderson Global Funds and Operations Manager of Henderson Global Investors (NA) Inc. (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001).

Melissa Nguyen Year of Birth: 1978 Secretary	Since 2005	Assistant Vice President of Claymore Securities, Inc.; Previously, Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).

William Belden Year of Birth: 1965 Vice President	Since 2005	Managing Director of Claymore Securities, Inc. Previously, Vice President of Product Management at Northern Trust Global Investments (1999-2005); and Vice President of Product Development at Stein Roe & Farnham (1995-1999).

James Howley Year of Birth: 1972 Assistant Treasurer	Since 2005	Vice President, Fund Administration of Claymore Securities, Inc. (2004-present). Previously, Manager, Mutual Fund Administration of Van Kampen Investments, Inc.

Richard Sarhaddi Year of Birth: 1975 Assistant Secretary	Since 2005	Assistant Vice President of Claymore Advisors, LLC and Claymore Securities, Inc.; Assistant Secretary of Funds in the Fund Complex. Previously, Editor, CCH Inc.

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

24	| Annual Report | November 30, 2005

Claymore Peroni Equity Opportunities Fund

Approval of the Advisory Agreement |

The Advisory Agreement with respect to the Fund was approved by the Board of Trustees, including all of the trustees who are not parties to such agreement or interested persons of any such party, on May 27, 2005 at a meeting called for that purpose. The Board of Trustees, including a majority of the independent trustees, determined that approval of the Advisory Agreement was in the best interests of the Fund and approved the Advisory Agreement. The independent trustees, with the assistance of independent legal counsel, met separately from the “interested” trustees of the Trust and officers and employees of the Investment Adviser to consider approval of the Advisory Agreement. The Board of Trustees, including the independent trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

With respect to the nature, extent and quality of the services to be provided by the Investment Adviser, the Board considered the Investment Adviser’s business plan for the Fund, the Investment Adviser’s Form ADV, financial information regarding the Investment Adviser and the anticipated financial support of the Fund. The Board also reviewed Mr. Peroni’s past performance for a separate account program that has a similar investment objective and investment strategies. The Board concluded that the Investment Adviser was well-qualified to manage the Fund and that the services to be provided by the Investment Adviser and the Investment Adviser’s performance were expected to be satisfactory. With respect to the costs of services to be provided and profits to be realized by the Investment Adviser, the Board considered the resources involved in managing the Fund as well as the proposed expense caps for the Fund. Because the Fund is newly organized, the Investment Adviser represented that profitability information was not yet determinable. However, based upon anticipated asset size and the impact of expense caps, the Board concluded that profitability was expected to be reasonable.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board reviewed the Fund’s projected expense ratios giving effect to the proposed expense caps and considered the anticipated asset size of the Fund, since it was newly organized. The Board concluded that at this time, no significant economies of scale were anticipated.

The Board compared the proposed investment advisory fee, expense ratios and fee waivers with those of other similar registered open-end funds. The Board also considered the fees charged for the Investment Adviser’s separate account program with similar investment strategies, but determined that such fee was not inclusive of all the services provided to the Fund and, therefore, was not determinative. The Board concluded that, although the fee was toward the higher end of its investment company peer group, the Fund’s advisory fee was reasonable given the nature and anticipated quality of the services to be provided.

The Board considered benefits to be derived by the Investment Adviser from its relationship with the Fund, including the benefits to the Investment Adviser from its separate Administrative Services Agreement with the Fund. The Board concluded that the advisory fee was reasonable, taking into account these benefits.

Annual Report | November 30, 2005 |	25

Claymore Peroni Equity Opportunities Fund

Fund Information |

Board of Trustees

Randall C. Barnes

Nicholas Dalmaso*

Ronald A. Nyberg

Ronald E.Toupin, Jr.

*	Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.

Officers

Nicholas Dalmaso

Chief Legal and Executive Officer

Steven M. Hill

Chief Financial Officer,

Chief Accounting Officer and Treasurer

Melissa Nguyen

Secretary

William Belden

Vice President

James Howley

Assistant Treasurer

Richard Sarhaddi

Assistant Secretary

Investment Adviser

Claymore Advisors, LLC

Lisle, IL

Distributor and Servicing Agent

Claymore Securities, Inc.

Lisle, IL

Custodian and

Fund Accounting Agent

Bank of New York

New York, NY

Transfer Agent

U.S. Bancorp Fund Services, LLC

Milwaukee,WI

Legal Counsel

Vedder, Price, Kaufman &

Kammholz, P.C.

Chicago, IL

Independent Registered Public

Accounting Firm

Ernst & Young LLP

Chicago, IL

Privacy Principles of Claymore Peroni Equity Opportunities Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

This report is sent to shareholders of Claymore Peroni Equity Opportunities Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 252-9667 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 252-9667 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.claymore.com.

26	| Annual Report | November 30, 2005

Claymore Peroni Equity Opportunities Fund

About the Fund Manager |

Claymore Advisors, LLC

Claymore Advisors, LLC, is a registered investment adviser that provides investment management and research-related services to registered investment companies and separately managed accounts. Claymore Advisors, LLC is responsible for the Fund’s investment selection and for the day-to-day management of the Fund’s portfolio of investments.

The Portfolio Manager’s Investment Philosophy

For more than 30 years, Portfolio Manager, Eugene E. Peroni, Jr. has employed an investment discipline developed by his father in the 1950’s. The Peroni Method is a proprietary methodology based primarily, but not solely, on technical analysis. In selecting stocks for the portfolio, Peroni studies the stock market and individual stocks and regards the way investors perceive opportunities in the marketplace. He believes every stock has its own “fingerprint” in the market. The Fund’s portfolio is managed on a bottom-up process which offers an unbiased approach to stock selection.

The Portfolio Manager’s Investment Process

Peroni employs a technical research-based approach to stock selection working with a universe of approximately 1,000 publicly-traded securities. His technically derived bottom-up discipline considers, among other things, price architecture (charts), money flow and sector performance. Other considerations include: appropriate sector weightings; risk/reward potential of each individual stock and its impact on the portfolio; and selective diversification to limit investment risk. Daily top-down thematic analysis, which takes into account market psychology and macroeconomic trends, contributes to construction and the ongoing adjustments to the portfolio. The 40-60 stocks that make up the portfolio are those that Peroni believes have strong potential for capital appreciation over time.

Annual Report | November 30, 2005 |	27

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://www.claymore.com or by calling 877-CLAYMORE (877-252-9667). Please read the prospectus carefully before investing. All funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in this fund.

Claymore Securities, Inc.
2455 Corporate West Drive
Lisle, IL 60532
Member NASD/SIPC	NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

CPEAX-AR-1105

Annual Report

November 30, 2005

Claymore/Fiduciary Strategic Equity Fund

FIDUCIARY ASSET MANAGEMENT

NOT FDIC-INSURED NOT BANK-GUARANTEED

CLAYMORE®

www.claymore.com

... your road to the LATEST,

most up-to-date INFORMATION about the

Claymore/Fiduciary Strategic Equity Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.claymore.com, you will find:

•	Daily and historical fund pricing, monthly and quarterly fund returns, portfolio holdings and characteristics, dividend distribution history.

•	Investor guides and fund fact sheets.

•	Regulatory documents including a prospectus and shareholder reports.

Claymore Securities is constantly updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

Annual Report | November 30, 2005 | 2

Claymore/Fiduciary Strategic Equity Fund |

Dear Shareholder |

We are pleased to submit the first annual shareholder report for Claymore/Fiduciary Strategic Equity Fund. This report discusses performance from the Fund’s commencement of operations on September 30, 2005 through the end of its fiscal year on November 30, 2005. As you may know, the Fund’s investment objective is to provide capital appreciation and, to a lesser extent, current income and gains. The Fund’s sub-adviser seeks to achieve these objectives by investing in a diversified portfolio of equity securities, and writing (selling) call options on a substantial portion of the fund’s portfolio securities.

Fiduciary Asset Management, LLC is the Fund’s sub-adviser and manages a wide range of institutional products and is one of the leading managers of hedged equity investments. Fiduciary currently supervises and manages approximately $17 billion in assets.

In this abbreviated period, the Fund’s Class A shares generated a total return of 1.07%, unadjusted for any sales charges. This represents a gain in net asset value from $15.00 at inception to $15.16 on November 30, 2005. If the sales charges had been included, returns would have been lower.* There is a fee waiver currently in place for this Fund through at least March 31, 2006. Without this waiver, Fund returns would have been lower. (Please see page 10 for complete performance information and adjusted returns of all share classes.) By comparison, the CBOE BuyWrite Index (“BXM”) and the S&P 500 returned -1.9% and 2.05%, respectively, while the long-only equity portion (the fund’s common stocks) of the portfolio returned 3.1% over the measurement period. The BXM is an index that simulates an ongoing covered call strategy on the S&P 500 and consists of an unmanaged portfolio of stocks upon which a one-month call option on the S&P 500 is continuously written. Index returns include the reinvestment of all distributions. It is not possible to invest directly in an index.

After the close of the fiscal period, the Fund paid an annual distribution. The ordinary income distribution of $0.00404203 per Class A share was declared on December 29, 2005 and paid on December 30, 2005. There was no distribution paid on Class C Shares.

To learn more about the Fund’s performance over this fiscal period, we encourage you to read the Questions & Answers section of the report on page 4. In it, you’ll find information on Fiduciary Asset Management’s investment philosophy and discipline and their views on the overall market environment and how they structured the portfolio based on their views.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit our website at www.claymore.com or call 877-CLAYMORE (877-252-9667) for account information.

Sincerely,

Nicholas Dalmaso

Claymore/Fiduciary Strategic Equity Fund

*	Past performance does not guarantee future performance. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns include reinvestment of dividends and capital gains. Please visit www.claymore.com for more current performance data.

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Claymore/Fiduciary Strategic Equity Fund |

Questions & Answers |

Mohammed Riad, Portfolio Manager

Portfolio Manager Mohammed Riad is a Managing Director, Senior Portfolio Manager and Chief Derivatives Strategist for Fiduciary Asset Management. He is a member of Fiduciary’s Strategy and Investment Committee and serves as senior portfolio manager for the firm’s institutional and hedged large-cap equity strategies. Riad joined Fiduciary in 1999 and has 13 years of investment industry experience. He holds an M.B.A. from Washington University in St. Louis.

K. Timothy Swanson, CFA, Portfolio Manager

Portfolio Manager K. Timothy Swanson is a Senior Vice President and member of Fiduciary Asset Management’s Investment Committee. Swanson joined Fiduciary in 2003 and has 15 years of investment industry experience. Swanson has earned eight Wall Street Journal All-Star Analyst awards. He is a CFA charterholder and earned an M.B.A. from Washington University in St. Louis.

The views expressed in this report reflect those of the portfolio managers and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any forward-looking predictions will come to pass.

Claymore/Fiduciary Strategic Equity Fund is managed by Fiduciary Asset Management, LLC. In the following interview, Portfolio Co-Managers Mohammed Riad and K. Timothy Swanson, CFA, discuss how they structured the portfolio and how the Fund performed since its inception on September 30, 2005 through November 30, 2005.

Before we discuss performance, will you first remind us of the Fund’s investment objectives and how your investment process seeks to achieve those objectives?

The Fund’s investment objective is to provide capital appreciation and, to a lesser extent, current income and gains. We seek to achieve these objectives by investing in a diversified portfolio of equity securities, and writing (selling) call options on a substantial portion of the Fund’s portfolio securities.

Our security selection process is what we believe differentiates Fiduciary Asset Management from many other asset managers. We start with a top-down approach, meaning we closely analyze macroeconomic and market factors to determine where we are in the current economic or market cycle. Some of the information we study includes interest rates, fiscal and monetary policy, inflation, the U.S. Dollar and corporate profits, among other data. Our research directs us to the industries that, in our opinion, provide the best near-term opportunity given the market cycle. Our findings are also a key determinant in how we employ our options strategies at any given time.

After identifying industries in which we want to invest, we look for companies that are leaders in their respective markets with what we believe to be clean balance sheets, growing cash flow potential and top-line historical growth. We use a proprietary quantitative screening process that presents companies that are not only strong today, but those that are forecasting better earnings and cash flows moving forward. After candidates are pinpointed, we conduct selected fundamental company research and analysis to help confirm our thesis on the stocks. Our fundamental research considers data provided by Wall Street analysts, but not their opinions. Generally, we don’t speak directly with company management

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Claymore/Fiduciary Strategic Equity Fund |

because we believe their views are subjective and often guarded and therefore not helpful with our analyses. Our top-down process typically leads us to a portfolio that is diversified across market sectors and individual securities. These are stocks that we believe have strong potential to provide capital appreciation. Many also pay a dividend which helps support the income of the Fund in conjunction with the Fund’s options program. As of November 30, 2005, the Fund held 41 individual common stocks.

Our sell discipline is part and parcel of our top-down investment discipline. Although many industries can prosper throughout the various stages of a market cycle including select healthcare and technology equities, many will not. That said, we will sell a stock — even if the company’s fundamentals appear to be strong — if our research suggests that the industry or market sector no longer looks attractive relative to other opportunities. You’ll see that much of the portfolio will change as we move through an economic cycle. This is another point of differentiation for Fiduciary. Many managers buy and hold stocks based on fundamentals alone — regardless of the economic cycle. We believe that the economy, in addition to operating fundamentals, should be considered when deciding whether to shift out of a security. That’s why we regularly monitor the portfolio. We want to make sure that the Fund’s stocks continue to validate the findings of our top-down research. Remaining true to our top-down discipline, we believe, is critical to the long-term success of the Fund.

Will you please tell us about the Fund’s options overlay?

We employ an actively managed options overlay to help support current income and gains for the Fund. To offer some downside support, we initially wrote covered calls and other options on nearly 100% of the fund’s assets. As equities rebounded in November and market risk-aversion declined, we removed the hedge on a reasonable portion of the portfolio to capture more of the underlying equity appreciation. This options program is designed to limit downside risk. In doing so, it can also limit gains when the market moves higher. However, we seek to capture as much upside potential as possible by actively managing the options strategy.

What is an equity option?

An equity option is a contract which conveys to its holder the right, but not the obligation to buy (in the case of a call) or sell(in the case of a put) shares of the underlying security at a specified price (the strike price) on or before a pre-determined date (the expiration date). After this pre-determined date, the option and its corresponding rights expire. For example, the seller of a call option on a common stock is obligated, until the expiration date, to sell underlying shares of the common stock to the holder of the option at the specified price upon the holder’s request. The price of the option is determined from trading activity in the options market, and generally reflects the relationship between the current market price for the underlying common stock and the strike price, as well as the time remaining until the expiration date.

Fiduciary’s options strategy, we believe, is an important point of differentiation as we employ a flexible strategy that is adjusted daily based on changing market conditions. We monitor how our options program affects the portfolio as a whole and make alterations on a stock-by-stock basis to find what we believe is an optimal mix for the Fund. While most of our options are covered calls, we also employed other options strategies – such as selling covered puts – to enhance yield. We employ a dynamic in-, at- and out-of-the-money options program to tailor the Fund’s covered call strategy to bull, bear, and flat markets depending on our strategic, macroeconomic backdrop.

As previously mentioned, we were modestly cautious at the start of the period. As the market began to move higher, however, we quickly adjusted our options overlay with a more bullish tilt that favored options that were slightly out-of-the-money. Stock prices climbed throughout the last six weeks of the period, and we actively managed the Fund’s options to keep pace with escalating prices – moving many options to higher levels. This enabled the Fund to realize capital appreciation as well as premium income on the calls written. With hindsight being 20/20, our options strategy proved to be overly conservative given the performance of the long-only equities referenced earlier. This conservative posture limited potential gains for the Fund, but there were a number of risks that we believe warranted a conservative

Annual Report | November 30, 2005 | 5

Claymore/Fiduciary Strategic Equity Fund |

strategy. At the Fund’s inception, the price of crude oil was near historic highs while at the same time there were credible inflation concerns and a very tight monetary policy in place by the Fed. As we saw signs of moderation in those risks, we began to loosen our options strategy.

What was the market environment like and how did it impact your structure of the portfolio?

In the Fund’s brief two-month fiscal period, we essentially experienced two different market environments. From the inception of the Fund on September 30 to the middle of October, there was a sharp sell off across the market. The market decline was due to a number of factors including high energy prices, fears of inflation and rising interest rates. This decline in stock prices presented a wonderful opportunity, however, because we were able to invest in many equity issues at discounted prices. Furthermore, there were other positive economic indicators that suggested to us the decline might be short-lived. That said, we were cautious in our assessment of what might emerge on a short-term basis. Our caution led us to be conservative in the strike price selection on the calls we sold against the Fund’s stocks.

As energy prices began to moderate, so did other core inflation indicators. Consumer spending remained strong and the market gained optimism that the Federal Reserve Board might be nearing the end of its interest rate tightening cycle, which we believed would be a catalyst for improved equity performance. The market rebounded and the Standard & Poor’s 500 Index (S&P 500) gained 5.6% in the period between October 14 and the close of the fiscal period on November 30. The S&P 500 is generally considered representative of the U.S. stock market. As a result, many of the Fund’s stocks posted large gains in this short period. While we correctly anticipated the sharp move up in equity prices and adjusted our options overlay accordingly, we were unable to capture all of the upward movement in the broader equity market. This inability to perfectly adjust the options portfolio during rapidly moving markets is a key overall risk to the covered call investment strategy.

How did the Fund perform during this changing economic environment?

Since the Fund’s inception on September 30, 2005 through November 30, 2005 – it returned 1.07% (Class A shares unadjusted for any sales charges. If sales charges had been included, returns would have been lower. There is a fee waiver currently in place for this fund through at least March 31, 2006. Without this waiver, Fund returns would have been lower.* After the waiver is removed returns will be lower. Please see page 10 for complete performance information and adjusted returns. By comparison, the CBOE BuyWrite Index (“BXM”) and the S&P returned -1.9% and 2.05%, respectively, while the long-only equity portion (the Fund’s common stocks) of the portfolio returned 3.1% over the measurement period. The BXM is an index that simulates an ongoing covered call strategy on the S&P 500 and consists of an unmanaged portfolio of stocks upon which a one-month call option on the S&P 500 is continuously written. Index returns include the reinvestment of all distributions. It is not possible to invest directly in an index.

We’re gratified that the Fund outperformed the covered call index and attribute the outperformance to strong gains by the underlying stock portfolio and more flexibility in the Fund’s options overlay strategy versus the BXM. In hindsight, however, our options strategy proved to be tighter (more conservative) than where we would typically want it to be in an upward trending market. The Fund’s options enabled it to limit its downside exposure when the market declined in the first half of October, but its tight positioning hindered some of the appreciation potential of the strong underlying common stock portfolio for the remainder of the period, causing returns to lag the S&P 500.

*	Past performance does not guarantee future performance. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns include reinvestment of dividends and capital gains. Please visit www.claymore.com for more current performance data.

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Claymore/Fiduciary Strategic Equity Fund |

Please tell us about how your economic research led you to structure the portfolio.

Based on our economic research at inception, we believed we were investing during a typical mid-cycle slowdown. Historically, the second half of a cycle has tended to favor growth-oriented stocks over more defensive issues. While the market decline that was occurring at the Fund’s inception gave us pause, we believed it was a temporary pullback on the heels of a strong equity market during the summer months. With that said, we allowed our economic analysis to guide the Fund’s portfolio structure. We invested in sectors that we believed to have strong growth prospects and looked for the higher growth-oriented stocks within those sectors that were trading at what we believed to be reasonable valuations. We were most bullish on the technology and healthcare sectors and held relatively large positions versus the S&P 500. Conversely, we created more modest relative positions in the financials and consumer staples sectors.

Technology. We believed that technology, as a sector, was undervalued in the market. Given the attractive valuations and potential growth opportunities, we created an overweight position in the sector. While the Fund’s technology holdings provided a positive return, they trailed the return of the S&P 500 technology sector, hurting relative performance. We were especially enthusiastic about the traditionally higher-growth areas such as semiconductors and computer peripheral stocks. Broadcom Corporation (1.9% of long-term investments), a semiconductor company, continued to strengthen its dominance in the broadband communications and networking niche and was a benefactor of the growing demand for wireless communications. Broadcom shares were declining with the rest of the market when we purchased them. In November, the stock regained strength and ended the period higher. This was advantageous as we bought the stock when it dipped in price. Other semiconductor and peripheral stocks held by the Fund, however, hurt performance as they did not improve as quickly. Texas Instruments and Cisco Systems (2.2% and 1.5% of long-term investments) each posted a negative return in this two-month period. Apple Computer, a computer hardware company, (3.8% of long-term investments) was one of the Fund’s best performers and rose consistently throughout the period. Apple benefited from the tremendous growth around its iPod product, which is now offered in a variety of value-enhancing iterations. The product also spurred Apple’s entry into the music business through iTunes, which has become one of the top-10 music retailers in the nation in its less than two-year history. Ultimately we believe these business lines will lead to higher market share for Apple desktop and laptop computers.

Healthcare. We have invested the Fund in more growth-oriented areas of the healthcare sector, namely biotechnology and healthcare services. The Fund’s overweight healthcare position posted a positive return and outperformed the return of the S&P 500 healthcare sector. We liked biotechnology because we view these stocks as having underappreciated growth potential given the ongoing discoveries of new molecular entities and novel treatment regimens. We also created a position in healthcare service providers and healthcare equipment companies, which tend to perform well throughout an economic cycle. With that said, our position in Zimmer Holdings Inc (2.6% of long-term investments), a manufacturer of orthopedic implants, was one of the few healthcare stocks that disappointed during the period. The stock fell sharply in September (prior to the Fund’s inception) on fears that it and other device companies would be pressured by hospitals to cut their implant prices. We used this extreme weakness in the stock to create a position for the Fund. Zimmer has since regained some market price strength, although it remains far below its highs from earlier in 2005.

Financials. As mentioned previously, our economic outlook led us to underweight the fund’s position in financial stocks relative to the S&P 500 as the market reflected fears over inflation and the direction of interest rates. The Fund’s financials gained ground during the period, but the initial underweight position mitigated the opportunity for some capital appreciation and its return slightly trailed the return of the S&P financial sector. As our outlook on Fed policy changed late in the period, however, we began to add financial stocks. Specifically, we added banks because historically banks have performed better in steeper yield curve

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Claymore/Fiduciary Strategic Equity Fund |

environments. This suggested to us that a more favorable environment for banks and other interest-rate sensitive securities could be forthcoming. The Fund was primarily invested in stocks from broker/dealers and asset management firms. Our positions in Lehman Brothers and Goldman Sachs (5.2% and 3.6% of long-term investments respectively) performed well as these types of stocks were less affected by rising short-term interest rates. We plan to maintain our position in these stocks as we believe they can continue to prosper in the growing economy.

Consumer Staples. Consumer staples stocks tend to fare well in the latter part of an economic cycle and are generally considered to be defensive holdings. Due to our conviction that economic growth remains durable, we chose to limit our participation in this sector relative to the S&P 500. Our only holding in this category at the end of the period was CVS Corp (3.0% of long-term holdings), the nation’s largest retail pharmacist and manager of pharmacy benefit plans. While CVS is categorized as a consumer staples stock, we view it more as a growth retailer and are enthusiastic about the company’s successful national expansion of its retail outlets. The Fund held Procter & Gamble (P&G) (Not held in the portfolio on 11/30/05) for a short period of time. The stock declined on concerns about how long it might take to integrate recently acquired Gillette into P&G. The market was concerned that the integration process would negatively impact near-term profits. Not sure of how long the market would punish P&G, we decided to take a loss for the Fund, liquidate the position and look for better opportunities elsewhere.

What is your outlook for the Fund in the coming year?

As previously mentioned, we believe we are entering the second half of the current economic cycle. Historically, large-cap growth-oriented stocks have performed well later in an economic cycle. We have, therefore, positioned the Fund with a growth tilt, which we believe should help performance of the Fund’s underlying stocks. We focused our investments in growth-oriented stocks that are trading at what we believe to be reasonable prices rather than speculative stocks that can present more risk. We’ll continue to adjust the Fund’s options overlay on a daily basis to take advantage of moves in the market.

Do you have any other comments for shareholders?

We want to thank you for your investment in Claymore/Fiduciary Strategic Equity Fund, which is one of a small number of covered call retail mutual funds currently available. We are pleased with the performance the Fund has provided thus far, which we believe is a result of Fiduciary Asset Management’s disciplined investment process. You can count on our diligence in actively managing both the fund’s equity portfolio and our options overlay, which we believe will be the cornerstone of the Fund’s future success.

Risks and Other Considerations

The fund is new and has a limited history of operations.

Investment Risk An investment in the fund is subject to risks, and you could lose money on your investment in the fund. There can be no assurance that the fund will achieve its investment objective.

Equity Risk A principal risk of investing in the fund is equity risk, which is the risk that the value of the securities held by the fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, or factors relating to specific companies in which the fund invests.

Foreign Investment Risk To the extent that the fund holds securities of companies based outside the U.S., it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than the U.S. markets. Finally, the currency of the country in which the fund has invested could decline relative to the value of the U.S. dollar, which would decrease the value of the investment to U.S. investors.

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Claymore/Fiduciary Strategic Equity Fund |

Options Risks Risks associated with options include: the risk that the option is not well correlated with the security, index or currency to which it relates, the risk that options used for risk management may not have the intended effects and may result in losses or missed opportunities, and the risk that the fund will be unable to sell the option because of an illiquid secondary market. There is no guarantee that the fund’s options strategies will be successful, and their use could result in lower returns or even losses to the fund.

Risks of Mid- and Small-Cap Companies

The fund may invest in equity securities of companies of any size capitalization, including companies with comparatively medium and small capitalizations to those of other, larger capitalized companies. The securities of small-or mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger-sized, more established companies.

Income and Distribution Risk The income that shareholders receive from the fund through annual distributions is based primarily on the premiums the fund receives from writing options, as well as the dividends and interest it earns from its investments. Net option premiums and dividend payments the fund receives in respect of its portfolio securities can vary widely over the short-and long-term. If stock prices or stock price volatility declines, the level of premiums from options writing and the amounts available for distribution from options activity will likely decrease as well. Payments to purchase put options and to close written call options will reduce amounts available for distribution form call option premiums received and proceeds of closing put options. Dividends on common stocks are not fixed but are declared at the discretion of the issuer’s board of directors. There is no guarantee that the issuers of common stocks in which the fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

Industry Risk The fund may invest up to 25% of its total assets in securities of a single industry. To the extent that the fund focuses its investments in a particular industry or industries, the net asset value of the fund will be more susceptible to factors affecting those particular types of companies.

Tax Risk The fund cannot assure you that it will achieve any level of distributions of net investment income (income other than net capital gain) that will be treated as ordinary income, any level of capital gain distributions, or any ratio of income distributions to capital gain distributions. In addition, there can be no assurance as to the percentage of distributions, if any, that will qualify for taxation to individual shareholders as “qualified dividend income.”

Management Risk The fund is subject to management risk because it is an actively managed portfolio. In acting as the fund's investment adviser of its portfolio securities, the Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results.

In addition to the risks described, there are certain other risks related to investing in the fund. These risks are described further in the Statement of Additional Information.

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Claymore/Fiduciary Strategic Equity Fund |

Fund Summary | as of November 30, 2005 (unaudited)

Performance of a $10,000 Investment

This graph compares a hypothetical $10,000 investment in the Fund’s Class A shares, made at its inception and including payment of the sales charge, with a similar investment in the BXM and S&P 500. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results.

The BXM is representative of a hypothetical buy-write option strategy on the S&P 500 Index.

The S&P 500 Index is a broad representative of the U.S. stock market. Neither index reflects expenses, fees or sales charges, which would lower performance. Each index is unmanaged and it is not possible to invest in an index. Index data source: cboe.com and standardandpoors.com.

Cumulative Total Returns

Share Class	Since Inception	Date of Inception
Unadjusted for sales charges
Class A	1.07%	9/30/05
Class C	0.93	9/30/05
Adjusted for the maximum sales charge or CDSC
Class A	-4.74%	9/30/05
Class C	-0.07	9/30/05

Performance information represents past performance. There is no guarantee of future results. Current performance may be higher or lower than returns shown. For more current Fund information, please visit claymore.com. When redeemed, Fund shares may be worth more or less than their original cost.

Total returns with sales charge reflect payment of the maximum sales charge of 5.75% for Class A shares and a contingent deferred sales charge of 1.00% for Class C shares in year one. The total returns of individual share classes will differ due to varying sales charge and expenses between the classes. Returns reflect the reinvestment of distributions made by the Fund, if any. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns.

The Fund’s adviser has waived or reimbursed fees or expenses; absent such waivers/reimbursements, the fund's returns would have been lower.

Sector Breakdown	% of Net Assets
Financials	19.4%
Healthcare	19.0
Consumer Discretionary	17.0
Technology	14.8
Industrial	12.7
Energy	8.5
Telecommunications	8.1
Materials	1.9

Total Long-Term Investments	101.4%
Other Assets less Liabilities	1.3
Total Options Written	-2.7

Net Assets	100.0%

Top Ten Long-Term Holdings	% of Long-Term Investments
Lehman Brothers Holdings, Inc.	5.2%
Coventry Health Care, Inc.	4.5
UnitedHealth Group, Inc.	4.2
Caterpillar, Inc.	4.0
Apple Computer, Inc.	3.8
Goldman Sachs Group, Inc.	3.6
Legg Mason, Inc.	3.4
Bank of America Corp.	3.2
Motorola, Inc.	3.0
CVS Corp.	3.0

Sectors and holdings are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

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Claymore/Fiduciary Strategic Equity Fund |

Overview of Fund Expenses | as of November 30, 2005

As a shareholder of the Fund, you incur two types of costs: (1) transaction cost, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 09/30/05 - 11/30/05.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	9/30/05	11/30/05	9/30/05-11/30/05
Class A
Actual	$1,000	$1,011	$3
Hypothetical	1,000	1,005	3
(5% annual return before expenses)
Class C
Actual	$1,000	$1,009	$4
Hypothetical	1,000	1,004	4
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.75% and 2.50% for Class A and C Shares, respectively, multiplied by the average account value over the period, multiplied by 62/365 (to reflect the partial period).

Assumes all dividends and distributions were reinvested.

Annual Report | November 30, 2005 | 11

Claymore/Fiduciary Strategic Equity Fund |

Portfolio of Investments | as of November 30, 2005

Number of Shares		Value
	Common Stocks - 101.4%
	Consumer Discretionary - 17.0%
300	Best Buy Co., Inc.	$14,472
800	CVS Corp.	21,616
200	Federated Department Stores, Inc.	12,886
200	Harrah’s Entertainment, Inc.	13,618
200	Lennar Corp. - Class A	11,536
300	Lowe’s Cos., Inc.	20,244
500	MGM MIRAGE (a)	19,055
200	Nordstrom, Inc.	7,376

		120,803

	Energy - 8.5%
300	B.J. Services Co.	10,995
200	Chevron Corp.	11,462
300	Halliburton Co.	19,095
200	Valero Energy Corp.	19,240

		60,792

	Financials - 19.4%
500	Bank of America Corp.	22,945
100	Bear Stearns Cos., Inc. (The)	11,099
200	Goldman Sachs Group, Inc.	25,792
200	Legg Mason, Inc.	24,530
300	Lehman Brothers Holdings, Inc.	37,800
300	Wachovia Corp.	16,020

		138,186

	Healthcare - 19.0%
200	Amgen, Inc. (a)	16,186
200	Cardinal Health, Inc.	12,790
550	Coventry Health Care, Inc. (a)	32,763
100	Genentech, Inc. (a)	9,562
300	Quest Diagnostics, Inc.	15,027
500	UnitedHealth Group, Inc.	29,930
300	Zimmer Holdings, Inc. (a)	18,801

		135,059

	Industrial - 12.7%
200	Burlington Northern Santa Fe Corp.	13,236
500	Caterpillar, Inc.	28,890
100	Centex Corp.	7,185
200	FedEx Corp.	19,524
400	United Technologies Corp.	21,536

		90,371

	Materials - 1.9%
100	Phelps Dodge Corp.	$13,567

	Technology - 14.8%
400	Apple Computer, Inc. (a)	27,128
1,200	BEA Systems, Inc. (a)	10,524
300	Broadcom Corp. - Class A (a)	13,962
600	Intel Corp.	16,008
900	Motorola, Inc.	21,681
500	Texas Instruments, Inc.	16,240

		105,543

	Telecommunications - 8.1%
300	Alltel Corp.	20,049
600	Cisco Systems, Inc. (a)	10,524
400	Qualcomm, Inc.	18,188
500	Symantec Corp. (a)	8,835

		57,596

	Total Investments - 101.4% (Cost $ 696,855)	721,917
	Other Assets less Liabilities - 1.3%	9,566
	Total Options Written - (2.7%)	(19,460)

	Net Assets - 100%	$712,023

(a)	Non-income producing security.

See notes to financial statements.

Annual Report | November 30, 2005 | 12

Claymore/Fiduciary Strategic Equity Fund |

Contracts (100 shares per contract)	Call Options Written (a)	Expiration Date	Exercise Price	Value
1	Amgen, Inc.	January 2006	$5.00	$132
1	Amgen, Inc.	April 2006	85.00	360
1	Apple Computer, Inc.	January 2006	70.00	395
3	Apple Computer, Inc.	April 2006	75.00	1,590
10	BEA Systems, Inc.	January 2006	10.00	125
1	Bear Stearns Cos., Inc.(The)	January 2006	115.00	222
1	Best Buy Co, Inc.	January 2006	50.00	230
2	Best Buy Co, Inc.	March 2006	50.00	700
2	B.J.Services Co.	January 2006	37.50	255
2	Burlington Northern Santa Fe Corp.	January 2006	65.00	570
3	Broadcom Corp.	January 2006	50.00	383
5	Caterpillar, Inc.	February 2006	60.00	925
1	Centex Corp.	April 2006	80.00	330
2	Chevron Corp.	January 2006	60.00	210
1	Cisco Systems, Inc.	January 2006	20.00	8
2	CVS Corp.	December 2005	27.50	70
1	CVS Corp.	February 2006	27.50	110
3	CVS Corp.	February 2006	30.00	105
2	CVS Corp.	May 2006	30.00	180
1	Federated Department Stores, Inc.	December 2005	65.00	137
1	Federated Department Stores, Inc.	January 2006	70.00	85
2	FedEx Corp.	April 2006	100.00	1,040
1	Genentech, Inc.	January 2006	100.00	293
2	Goldman Sachs Group, Inc.	April 2006	135.00	950
3	Halliburton Co.	December 2005	65.00	368
1	Harrah’s Entertainment, Inc.	December 2005	70.00	65
1	Harrah’s Entertainment, Inc.	January 2006	70.00	187
6	Intel Corp.	January 2006	27.50	375
2	Legg Mason, Inc.	February 2006	125.00	1,330
2	Lehman Brothers Holdings, Inc.	April 2006	135.00	860
1	Lehman Brothers Holdings, Inc.	April 2006	140.00	278
2	Lennar Corp.	January 2006	60.00	425
3	Lowe’s Cos., Inc.	January 2006	70.00	375
2	MGM MIRAGE	January 2006	42.50	115
2	MGM MIRAGE	January 2006	45.00	50
1	MGM MIRAGE	June 2006	45.00	167
1	Motorola, Inc.	January 2006	25.00	78
8	Motorola, Inc.	April 2006	25.00	1,280
2	Nordstrom, Inc.	January 2006	375.00	350
1	Phelps Dodge Corp.	April 2006	140.00	1,205
4	Qualcomm, Inc.	April 2006	47.50	1,040
5	Symantec Corp.	January 2006	25.00	25
1	Texas Instruments, Inc.	January 2006	35.00	57
1	Texas Instruments, Inc.	April 2006	35.00	160
5	UnitedHealth Group, Inc.	December 2005	60.00	488
2	Valero Energy Corp.	December 2005	100.00	375
1	Wachovia Corp.	December 2005	55.00	30
1	Wachovia Corp.	July 2006	60.00	87
1	Wachovia Corp.	January 2007	60.00	175
2	Zimmer Holdings, Inc.	January 2006	70.00	110

	Total Call Options Written (Premiums received $21,227)			$19,460

(a)	Non-income producing security

See notes to financial statements.

Annual Report | November 30, 2005 | 13

Claymore/Fiduciary Strategic Equity Fund |

Statement of Assets and Liabilities | as of November 30, 2005

Assets
Investments in securities, at value (cost $696,855)	$721,917
Cash	5,696
Receivable from Adviser	181,895
Receivable for securities sold	22,596
Dividends and interest receivable	1,671
Offering costs	83,014

Total assets	1,016,789

Liabilities
Offering costs payable	100,000
Options written, at value (premiums received of $ 21,227)	19,460
Payable for securities purchased	18,374
Distributor and affiliates	386
Accrued expenses and other liabilities	166,546

Total liabilities	304,766

Net Assets	$712,023

Composition of Net Assets
Capital (par value of $0.01 per share)	$704,583
Net unrealized appreciation on investments and options	26,829
Undistributed net investment income	178
Accumulated net realized loss on investments and options	(19,567)

Net Assets	$712,023

Maximum Offering Price per Share
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $661,434 and 43,634 shares of beneficial interest issued and outstanding)	$15.16
Maximum sales charge (5.75%* of offering price)	0.92

Maximum offering price to public	$16.08

Class C Shares:
Net asset value and offering price per share (Based on net assets of $50,589 and 3,342 shares of beneficial interest issued and outstanding)	$15.14

*	On sales of $50,000 or more, the sales charge will be reduced.

See notes to financial statements.

Annual Report | November 30, 2005 | 14

Claymore/Fiduciary Strategic Equity Fund |

Statement of Operations | For the Period September 30, 2005* through November 30, 2005

Investment Income
Dividends	2,201

Total income	$2,201

Expenses
Professional fees	54,900
Registration	50,050
Printing	43,830
Offering costs	16,986
Shareholder services	8,485
Trustees’ fees and expenses	3,805
Advisory fee	1,121
Fund accounting	829
Custody	653
Distribution (12b-1) and service fees (attributed to Class A and C of $259 and $82 respectively)	341
Administration fee	45
Miscellaneous	3,994

Total expenses	185,039
Investment advisory fee waived	1,121
Other expenses waived or reimbursed	181,895

Net expenses	2,023

Net investment income	178

Realized and Unrealized Gain (Loss) on Investments and Options
Net realized gain (loss):
Investments	(6,037)
Options	(13,530)
Net change in unrealized appreciation (depreciation) on:
Investments	25,062
Options	1,767

Net realized and unrealized gain on investments and options	7,262

Net Increase in Net Assets from Operations	$7,440

*	Commencement of investment operations.

See notes to financial statements.

Annual Report | November 30, 2005 | 15

Claymore/Fiduciary Strategic Equity Fund |

Statement of Changes in Net Assets |

For the Period September 30, 2005* through November 30, 2005
Operations
Net investment income	$178
Net realized loss on investments and options	(19,567)
Net change in unrealized appreciation on investments and options	26,829

Net increase in net assets resulting from operations	7,440

Capital Transactions
Net proceeds from Shares Sold	654,333

Net change in net assets from capital transactions	654,333

Total increase (decrease) in net assets	661,773
Net Assets

Beginning of period	50,250

End of period (including accumulated undistributed net investment income of $178)	$712,023

*	Commencement of investment operations.

See notes to financial statements.

Annual Report | November 30, 2005 | 16

Claymore/Fiduciary Strategic Equity Fund |

Class A Financial Highlights |

Per Share Operating Performance for a Share Outstanding Throughout the Period	For the Period September 30, 2005* through November 30, 2005
Net Asset Value, Beginning of Period	$15.00

Income from Investment Operations
Net investment income (a)	0.01
Net realized and unrealized gain (loss) on investments and options	0.15

Total from investment operations	0.16

Net Asset Value, End of Period	$15.16

Total return* (b)	1.07	%***
Ratios and Supplemental Data
Net assets, end of period (thousands)	$661
Ratio of Expenses to Average Net Assets* (c)	1.75%
Ratio of Net Investment Income to Average Net Assets* (c)	0.21%
Portfolio turnover rate	17	%***

*	If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (c)	73.32%
Ratio of Net Investment Loss to Average Net Assets (c)	-71.36%

**	Commencement of investment operations.

***	Non-annualized

(a)	Based on average shares outstanding during the period.

(b)	Does not include payment of maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

(c)	Annualized.

See notes to financial statements.

Annual Report | November 30, 2005 | 17

Claymore/Fiduciary Strategic Equity Fund |

Class C Financial Highlights |

Per Share Operating Performance for a Share Outstanding Throughout the Period	For the Period September 30, 2005* through November 30, 2005
Net Asset Value, Beginning of Period	$15.00

Income from Investment Operations
Net investment income (a)	(0.01)
Net realized and unrealized gain (loss) on investments and options	0.15

Total from investment operations	0.14

Net Asset Value, End of Period	$15.14

Total return* (b)	0.93	%***
Ratios and Supplemental Data
Net assets, end of period (thousands)	$51
Ratio of Expenses to Average Net Assets* (c)	2.50%
Ratio of Net Investment Loss to Average Net Assets* (c)	-0.54%
Portfolio turnover rate	17	%***

*	If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (c)	74.07%
Ratio of Net Investment Loss to Average Net Assets (c)	-72.11%

**	Commencement of investment operations.

***	Non-annualized

(a)	Based on average shares outstanding during the period.

(b)	Does not include payment of maximum CDSC of 1% charged on certain redemptions made within one year of purchase. If the CDSC was included, total returns would be lower. These returns include Rule 12b-1 fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

(c)	Annualized.

See notes to financial statements.

Annual Report | November 30, 2005 | 18

Claymore/Fiduciary Strategic Equity Fund |

Notes to Financial Statements as of November 30, 2005

Note 1 — Organization:

Claymore/Fiduciary Strategic Equity Fund (the “Fund”) is organized as a separate diversified series of the Claymore Trust, a Delaware statutory trust which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to provide capital appreciation and, to a lesser extent, income and gains, by combining a diversified portfolio of equity securities with writing (selling) options on a substantial portion of its portfolio securities. The Fund commenced investment operations on September 30, 2005, with two classes of shares, Class A and Class C.

Note 2 — Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

Equity securities listed on an exchange are valued at the last reported sale price on the principal exchange on which they are traded. Equity securities traded on an exchange for which there are no sales on a given day are valued at the mean of the most recent bid and asked price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in over the counter markets are valued at the mean of the most recent bid and asked prices. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. Exchange-traded options and other derivative contracts are valued at the mean between the bid and the asked prices on the primary exchange on which they are traded. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares.

(c) Options

The Fund will employ an option strategy of writing (selling) covered call options on common stocks. The Fund seeks to produce income and gains primarily from the premiums it receives from writing (selling) options, from dividends received from securities held in the portfolio and from capital appreciation in the value of equity securities.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline by more than the amount of the premium received on the option written. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

(d) Distributions to Shareholders

The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Note 3 — Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Claymore Advisors, LLC (the “Adviser”), the Adviser will furnish offices, necessary facilities and equipment, and oversee the activities of Fiduciary Asset Management, LLC (the Fund’s “Sub-Adviser”), for an annual fee, payable monthly, equal to an annual rate of 1.00% of the Fund’s average daily net assets. The Investment Adviser has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.75% and 2.50% of the Fund’s average daily net assets for Class A Shares and Class C Shares, respectively. This agreement will remain in effect until March 31, 2006, at which time it is eligible for renewal. For the period ended November 30, 2005, the Adviser waived approximately $1,100 of its advisory fees and reimbursed other expenses of approximately $182,000. For a period of three years subsequent to the Fund’s commencement of operations, the Adviser may recover from the Fund fees and expenses previously waived or reimbursed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit. As of November 30, 2005, the amount of these potentially recoverable expenses was approximately $183,000. Offering costs in the amount of $100,000 were incurred by the Fund, and will be amortized over a one-year period. The Adviser has agreed to pay all organizational expenses of the Fund incurred prior to the commencement of operations.

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and pays the compensation of all officers of the Fund who are its affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily net assets.

Annual Report | November 30, 2005 | 19

Claymore/Fiduciary Strategic Equity Fund |

Under a separate Fund Administration agreement, the Adviser provides Fund Administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Fund:

Rate	Net Assets
0.04%	First $ 200,000,000
0.03%	Next $ 300,000,000
0.02%	Next $ 500,000,000
0.01%	Over $ 1,000,000,000

For the period ended November 30, 2005, the Adviser waived all of its Administration fee.

The Bank of New York (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

U.S. Bancorp Fund Services, LLC acts as the Fund’s transfer agent. U.S. Bancorp is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of the Adviser. The Fund does not compensate its officers or trustees who are officers or directors of the Adviser.

Note 4 — Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on tax components of investments as of November 30, 2005 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments	Undistributed Ordinary Income/ (Accumulated Ordinary Loss)	Undistributed Long-Term Gains/ (Accumulated Capital Loss)
$698,799	$37,478	($14,360)	$23,118	$178	($17,623)

On November 30, 2005, the Fund had an accumulated capital loss carryforward for tax purposes of $818, which expires on November 30, 2013. Capital losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer net post-October capital losses during 2005 in the amount of $16,805. The differences between book and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral on straddle losses.

The Fund did not pay any distributions during the period ended November 30, 2005.

Note 5 — Capital Transactions:

For the period ended November 30, 2005, transactions were as follows:

	Shares	Value
Sales:
Class A	41,667	$629,333
Class C	1,667	25,000

Total Sales	43,334	$654,333

Dividend Reinvestment:
Class A	-0-	-0-
Class C	-0-	-0-

Total Dividend Reinvestment	-0-	-0-

Repurchases:
Class A	-0-	-0-
Class C	-0-	-0-

Total Repurchases	-0-	-0-

At November 30, 2005, Claymore Securities, Inc., an affiliate of the Adviser, owned 3,342 shares of each class of shares, and Fiduciary Asset Management, LLC owned 40,000 shares of Class A.

The Fund imposes a redemption fee of 2.00% of the total redemption amount on all shares redeemed or exchanged from the Fund within 30 days of purchase or exchange into the Fund. The redemption fee is paid directly to the Fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. The Fund received $0 in redemption fees during the period.

Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC) of up to 1.00% of the value of the redemption. The CDSC will be imposed on most redemptions made within one year of the purchase for Class C Shares. Sales charges do not represent expenses to the Fund.

Note 6 — Investment Transactions:

For the period ended November 30, 2005, purchases and sales of investments, excluding written options and short-term investments, were $821,661 and $119,770, respectively.

The Fund entered into written option contracts during the period ended November 30, 2005. Details of the transactions were as follows:

	Number of Contracts	Premiums Received
Options written during the period	412	$72,108
Options expired during the period	(32)	(1,946)
Options closed during the period	(268)	(48,935)
Options outstanding, end of period	112	$21,227

Note 7 — Distribution and Service Plan:

The Fund has adopted a distribution and service plan (the “Plan”) with respect to its Class A Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and pays service fees in connection with the provision of services to shareholders of each class and the maintenance of shareholder accounts. Annual fees under the Plan, of up to .25% of Class A average daily net assets and up to 1.00% of Class C average daily net assets, are accrued daily. The annual fees for Class A Shares and Class C Shares are paid quarterly. The 12b-1 plan is used to induce or compensate financial intermediaries to provide distribution and/or services to the Fund and their shareholders. Included in these fees are payments retained by Claymore Securities, Inc., which were $0 for the period ended November 30, 2005.

Note 8 — Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 — Subsequent Event:

Subsequent to November 30, 2005, the Fund declared an ordinary income distribution of $0.00404203 for Class A shareholders. This distribution was payable on December 30, 2005 to Class A shareholders of record on December 29.

Annual Report | November 30, 2005 | 20

Claymore/Fiduciary Strategic Equity Fund |

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Claymore/Fiduciary Strategic Equity Fund

We have audited the accompanying statement of assets and liabilities of Claymore/Fiduciary Strategic Equity Fund (the “Fund”), including the portfolio of investments, as of November 30, 2005, and the related statement of operations, statement of changes in net assets, and financial highlights for the period from September 30, 2005 (commencement of investment operations) through November 30, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Claymore/Fiduciary Strategic Equity Fund at November 30, 2005, and the results of its operations, changes in its net assets, and the financial highlights for the period from September 30, 2005 through November 30, 2005, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 13, 2006

Annual Report | November 30, 2005 | 21

Claymore/Fiduciary Strategic Equity Fund |

Supplemental Information | (unaudited)

Federal Income Tax Information

Qualified dividend income of as much as $1,419 was received by the Fund through November 30, 2005. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, $1,535 of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

In January 2006, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2005.

Trustees

The Trustees of the Claymore/Fiduciary Strategic Equity Fund and their principal occupations during the past five years are as follows:

Name, Address*, Age and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustees

Independent Trustees:

Randall C. Barnes Year of Birth: 1951 Trustee	Since 2005	Formerly, Senior Vice President and Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	11	None.

Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2005	Principal of Ronald A. Nyberg, Ltd., a law firm specializing in corporate law, estate planning and business transactions from 2000-present. Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	15	Director, Edward Hospital Foundation, Naperville, IL; Trustee, North Park University, Chicago

Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee	Since 2005	Formerly Vice President, Manager, and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Trusts (1988-1999), each of John Nuveen & Co., Inc. (asset manager) (1982-1999).	13	None.

Interested Trustees:

Nicholas Dalmaso† Year of Birth: 1965 Trustee; Chief Legal and Executive Officer	Since 2005	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. Formerly Assistant General Counsel, John Nuveen and Co., Inc. (1999- 2000). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc.(1992-1999)	15	None.

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

**	Trustees serve until their successors have been duly elected.

***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.

†	Mr. Dalmaso is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund’s Investment Adviser.

Additional information about Fund Trustees is available in the Fund’s Statement of Additional Information, without charge, upon request by calling (877) 252-9667.

Annual Report | November 30, 2005 | 22

Claymore/Fiduciary Strategic Equity Fund |

Supplemental Information | (unaudited)

Officers

The Officers of the Claymore/Fiduciary Strategic Equity Fund and their principal occupations during the past five years are as follows:

Name, Address*, Age and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Officers:

Steven M. Hill Year of Birth: 1964 Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2005	Senior Managing Director and Chief Financial Officer of Claymore Advisors, LLC and Claymore Securities, Inc., 2005-present; Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc., 2003-2005; Treasurer of Henderson Global Funds and Operations Manager of Henderson Global Investors (NA) Inc.( 2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001).

Melissa Nguyen Year of Birth: 1978 Secretary	Since 2005	Assistant Vice President of Claymore Securities, Inc. Previously, Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).

William Belden Year of Birth: 1965 Vice President	Since 2005	Managing Director of Claymore Securities, Inc. Previously, Vice President of Product Management at Northern Trust Global Investments (1999-2005); and Vice President of Product Development at Stein Roe & Farnham (1995-1999).

James Howley Year of Birth: 1972 Assistant Secretary	Since 2005	Vice President, Fund Administration of Claymore Securities, Inc. (2004-present). Previously, Manager, Mutual Fund Administration of Van Kampen Investments, Inc.

Richard Sarhaddi Year of Birth: 1975 Assistant Treasurer	Since 2005	Assistant Vice President of Claymore Advisors, LLC and Claymore Securities, Inc.; Assistant Secretary of Funds in the Fund Complex. Previously, Editor, CCH Inc.

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Annual Report | November 30, 2005 | 23

Claymore/Fiduciary Strategic Equity Fund |

Approval of the Advisory and Sub-Advisory Agreements |

The Advisory and Sub-Advisory Agreements with respect to the Fund were approved by the Board of Trustees, including all of the trustees who are not parties to such agreements or interested persons of any such party, on May 27, 2005 at a meeting called for that purpose. The Board of Trustees, including a majority of the independent trustees, determined that approval of the Advisory and Sub-Advisory Agreements was in the best interests of the Fund and approved the Advisory and Sub-Advisory Agreements. The independent trustees, with the assistance of independent legal counsel, met separately from the “interested” trustees of the Trust and officers and employees of the Investment Adviser and Sub-Adviser to consider approval of the Advisory and Sub-Advisory Agreements. The Board of Trustees, including the independent trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

With respect to the nature, extent and quality of the services to be provided by the Investment Adviser and Sub-Adviser, the Board initially noted that the Investment Adviser would delegate responsibility for furnishing a continuous investment program for the Fund, and making investment decisions with respect to the Fund’s assets to the Sub-Adviser. Accordingly, the Board considered the Investment Adviser’s continuing responsibility to oversee the Sub-Adviser and that the Investment Adviser has similar oversight responsibilities for other registered funds for which it serves as investment adviser. The Board considered the Investment Adviser’s business plan for the Fund, the Investment Adviser’s Form ADV, financial information regarding the Investment Adviser and the anticipated financial support of the Fund. The Board concluded that the Investment Adviser was well qualified to manage the Fund and that the services to be provided by the Investment Adviser were expected to be satisfactory. As to the Sub-Adviser, the Board considered the Sub-Adviser’s Form ADV, financial information regarding the Sub-Adviser, biographies of the portfolio managers, the Sub-Adviser’s experience in managing an investment strategy similar to the Fund’s and the Sub-Adviser’s positive track record. The Board concluded that the Sub-Adviser was well-qualified to manage the portfolio assets and that the services to be provided by the Sub-Adviser and the Sub-Adviser’s performance were expected to be satisfactory.

With respect to the costs of services to be provided and profits to be realized by the Investment Adviser and Sub-Adviser, the Board considered the resources involved in managing the Fund as well as the proposed expense caps for the Fund, and that the Sub-Adviser agreed to participate with the Investment Adviser in supporting the expense caps. Because the Fund is newly organized, the Investment Adviser represented that profitability information was not yet determinable. However, based upon anticipated asset size and the impact of expense caps, the Board concluded that profitability was expected to be reasonable.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board reviewed the Fund’s projected expense ratios giving effect to the proposed expense caps and considered the anticipated asset size of the Fund since it was newly organized. The Board concluded that at this time, no significant economies of scale were anticipated.

The Board compared the proposed investment advisory fee, expense ratios and fee waivers with those of other similar registered open-end funds. The Board noted that the proposed investment advisory fee was the same as the similarly managed closed-end fund. The Board also considered the fees charged by the Sub-Adviser for institutional clients, including a special relationship client, but determined that such fees were not inclusive of all services provided to the Fund and, as to the special relationship client, determined there were unique factors to the relationship and, therefore, were not determinative. The Board concluded that, although the fee was above the median of the peer group of funds, the Fund’s advisory fee was reasonable given the nature and anticipated quality of the services to be provided.

The Board considered benefits to be derived by the Investment Adviser from its relationship with the Fund, including the benefits to the Investment Adviser from its separate Administrative Services Agreement with the Fund. The Board concluded that the advisory fee was reasonable, taking into account these benefits.

Annual Report | November 30, 2005 | 24

Claymore/Fiduciary Strategic Equity Fund |

Fund Information |

Board of Trustees

Randall C. Barnes

Nicholas Dalmaso*

Ronald A. Nyberg

Ronald E. Toupin, Jr.

Officers

Nicholas Dalmaso

Chief Legal and Executive Officer

Steven M. Hill

Chief Financial Officer, Chief Accounting

Officer and Treasurer

Melissa Nguyen

Secretary

William Belden

Vice President

James Howley

Assistant Treasurer

Richard Sarhaddi

Assistant Secretary

Investment Adviser

Claymore Advisors, LLC

Lisle, IL 60532

Investment Sub-Adviser

Fiduciary Asset Management, LLC

St. Louis, MO

Distributor and Servicing Agent

Claymore Securities, Inc.

Lisle, IL

Custodian and Fund Accounting Agent

Bank of New York

NewYork, NY

Transfer Agent

U.S. Bancorp Fund Services, LLC

Milwaukee, WI

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C.

Chicago, IL

Independent Registered Public Accounting Firm

Ernst & Young LLP

Chicago, IL

*	Trustee is an interested person of the Fund as defined in the Investment Company Act of 1940, as amended.

Privacy Principles of Claymore/Fiduciary Strategic Equity Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

This report is sent to shareholders of Claymore/Fiduciary Strategic Equity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 252-9667 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 252-9667 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.claymore.com.

Annual Report | November 30, 2005 | 25

About the Fund Manager |

Fiduciary Asset Management, LLC

Fiduciary is an independent, employee-owned, registered investment adviser that manages a broad array of equity and fixed-income portfolios primarily for institutional investors and is based in St. Louis, Missouri. Fiduciary currently supervises and manages approximately $17 billion in assets for endowments & foundations, public pension plans, corporate trusts, union plans, Taft-Hartley plans, four exchange-listed closed-end funds and three hedge funds. Fiduciary also manages two open-end mutual funds.

Investment Philosophy

Fiduciary believes that investment decisions should always be guided by a disciplined, risk-aware strategy that seeks to add value in all market environments. Their unique investment philosophy is multifaceted, utilizing macroeconomic analysis, disciplined security selection, cost-controlled trading procedures, continuous risk analysis and an unwavering focus on achieving shareholder objectives.

Investment Process

The managers employ a disciplined three-step investment process that seeks to build a solid core equity portfolio with an actively managed options strategy overlay:

1.	Build an underlying portfolio of stocks by utilizing Fiduciary’s disciplined core equity process.

2.	Develop a unique covered call writing strategy that is created based on the equity portfolio and then implemented.

3.	Monitor the fund through active management and by employing a proprietary risk management model.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://www.claymore.com or by calling 877-CLAYMORE (877-252-9667). Please read the prospectus carefully before investing. All funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in this fund.

NOT FDIC - INSURED NOT BANK - GUARANTEED

Claymore Securities, Inc.

2455 Corporate West Drive

Lisle, Illinois 60532

Member of NASD/SIPC

Annual
Report

November 30, 2005

Claymore/Fiduciary Large Cap Core Fund

FIDUCIARY
ASSET MANAGEMENT

NOT FDIC-INSURED NOT BANK-GUARANTEED

CLAYMORE®

www.claymore.com
... your road to the LATEST,

most up-to-date INFORMATION about the

Claymore/Fiduciary Large Cap Core Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.claymore.com, you will find:

•	Daily and historical Fund pricing, monthly and quarterly Fund returns, portfolio holdings and characteristics, dividend distribution history.

•	Investor guides and Fund fact sheets.

•	Regulatory documents including a prospectus and shareholder reports.

Claymore Securities is constantly updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

Annual Report | November 30, 2005 | 2

Claymore/Fiduciary Large Cap Core Fund |

Dear Shareholder

We are pleased to submit the first annual shareholder report for Claymore/Fiduciary Large Cap Core Fund. This report discusses performance from the Fund’s commencement of operations on September 30, 2005 through the end of its fiscal year on November 30, 2005. As you may know, the Fund’s investment objective is to provide capital appreciation and, to a lesser extent, current income. The sub-adviser seeks to achieve these objectives by investing in a diversified portfolio of equity securities of primarily large-capitalization companies.

Fiduciary Asset Management, LLC is the Fund’s sub-adviser. Fiduciary manages a wide range of institutional products and is one of the leading managers of hedged equity investments. Fiduciary currently supervises or manages approximately $17 billion in assets.

In this abbreviated period, the Fund’s Class A shares generated a total return of 1.13%, unadjusted for any sales charges. This represents a gain in net asset value from $15.00 at inception to $15.17 on November 30, 2005. If sales charges had been included, returns would have been lower. There is a fee waiver currently in place for this Fund through at least March 31, 2006. Without this waiver, Fund returns would have been lower. (Please see page 8 for complete performance information and adjusted returns of all share classes.). By comparison, Standard & Poor’s 500 returned 2.07%. The S&P 500 is generally considered representative of the U.S. stock market. Index returns include the reinvestment of all distributions. It is not possible to invest directly in this index.

To learn more about the Fund’s performance over this fiscal period, we encourage you to read the Questions & Answers section of the report on page 4 In it, you’ll find information on Fiduciary Asset Management’s investment philosophy and discipline and their views on the overall market environment and how they structured the portfolio based on their views.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit our website at www.claymore.com or call 877-CLAYMORE (877-252-9667) for account information.

Sincerely,

Nicholas Dalmaso

Claymore/Fiduciary Large Cap Core Fund

*	Past performance does not guarantee future performance. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns include reinvestment of dividends and capital gains. Please visit www.claymore.com for more current performance data.

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Claymore/Fiduciary Large Cap Core Fund |

Questions & Answers

Mohammed Riad, Portfolio Manager

Portfolio Manager Mohammed Riad is a Managing Director, Senior Portfolio Manager and Chief Derivatives Strategist for Fiduciary Asset Management. He is a member of Fiduciary’s Strategy and Investment Committee and serves as senior portfolio manager for the firm’s institutional and hedged large-cap equity strategies. Riad joined Fiduciary in 1999 and has 13 years of investment industry experience. He holds an M.B.A. from Washington University in St. Louis.

K. Timothy Swanson, CFA, Portfolio Manager

Portfolio Manager K. Timothy Swanson is a Senior Vice President and member of Fiduciary Asset Management’s Investment Committee. Swanson joined Fiduciary in 2003 and has 15 years of investment industry experience. Swanson has earned eight Wall Street Journal All-Star Analyst awards. He is a CFA charterholder and earned an M.B.A. from Washington University in St. Louis.

The views expressed in this report reflect those of the portfolio managers and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any forward-looking predictions will come to pass.

Claymore/Fiduciary Large Cap Core Fund is managed by Fiduciary Asset Management, LLC. In the following interview, Portfolio Co-Managers Mohammed Riad and K. Timothy Swanson, CFA, discuss how they structured the portfolio and how the Fund performed since its inception on September 30, 2005 through November 30, 2005.

Before we discuss performance, will you first remind us of the Fund’s investment objectives and how your investment process seeks to achieve those objectives?

The Fund’s investment objective is to provide capital appreciation and, to a lesser extent, current income. We seek to achieve these objectives by investing in a diversified portfolio of equity securities of primarily large-capitalization companies.

Our security selection process is what we believe differentiates Fiduciary Asset Management from many other asset managers. We start with a top-down approach, meaning we closely analyze macroeconomic and market factors to determine where we are in the current economic or market cycle. Some of the information we study includes interest rates, fiscal and monetary policy, inflation, the U.S. Dollar and corporate profits, among other data. Our research directs us to the industries that, in our opinion, provide the best near-term opportunity given the market cycle.

After identifying industries in which we want to invest, we look for companies that are leaders in their respective markets with what we believe to be clean balance sheets, growing cash flow potential and top-line historical growth. We use a proprietary quantitative screening process that presents companies that are not only strong today, but those that are forecasting better earnings and cash flows moving forward. After candidates are pinpointed, we conduct selected fundamental company research and analysis to help confirm our thesis on the stocks. Our fundamental research considers data provided by Wall Street analysts, but not their opinions. Generally, we don’t speak directly with company management because we believe their views are subjective and often guarded and, therefore, not helpful with our analyses. Our top-down process typically leads us to a portfolio that is diversified across market sectors

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Claymore/Fiduciary Large Cap Core Fund |

and individual securities. These are stocks that we believe have strong potential to provide capital appreciation. As of November 30, 2005, the Fund held 38 individual common stocks.

Our sell discipline is part and parcel of our top-down investment discipline. Although many industries can prosper throughout the various stages of a market cycle including select health care and technology equities, many will not. That said, we will sell a stock – even if the company’s fundamentals appear to be strong – if our research suggests that the industry or market sector no longer look attractive relative to other opportunities. You’ll see that much of the portfolio will change as we move through an economic cycle. This is another point of differentiation for Fiduciary. Many managers buy and hold stocks based on fundamentals alone – regardless of the economic cycle. We believe that the economy, in addition to operating fundamentals, should be considered when deciding whether to shift out of a security. That’s why we regularly monitor the portfolio. We want to make sure that the Fund’s stocks continue to validate the findings of our top-down research. Remaining true to our top-down discipline, we believe, is critical to the long-term success of the Fund.

What was the market environment like and how did it impact your structure of the portfolio?

In the Fund’s brief two-month fiscal period, we essentially experienced two different market environments. From the inception of the Fund on September 30 to the middle of October, there was a sharp sell off across the market. The decline was due to a number of factors including high energy prices, fears of inflation and rising interest rates. This decline in stock prices presented a wonderful opportunity, however, because we were able to invest in many stocks at discounted prices. Furthermore, there were other positive economic indicators that suggested to us the decline might be short-lived.

As energy prices began to moderate, so did headline inflation indicators. Consumer spending remained strong and the market gained optimism that the Federal Reserve Board might be nearing the end of its interest rate tightening cycle that we believed would be a catalyst for improved equity performance. The market rebounded and the Standard & Poor’s 500 Index (S&P 500) gained 5.6% in the period between October 14 and the close of the fiscal period on November 30. The S&P 500 is generally considered representative of the U.S. stock market. Index returns include the reinvestment of all distributions. It is not possible to invest directly in this index.

How did the Fund perform during this changing economic environment?

During the abbreviated fiscal period – September 30 through November 30, 2005 – the Fund’s Class A shares returned 1.13% which is unadjusted for any sales charges. If sales charges had been included, returns would have been lower. There is a fee waiver currently in place for this Fund through at least March 31, 2006. Without this waiver, Fund returns would have been lower. Please see page 8 for complete performance information and adjusted returns. By comparison, the S&P 500 returned 2.07%. We attribute this underperformance to the market decline that had been taking place at the Fund’s inception – the period in which we made nearly all of the Fund’s initial investments. While the decline was short-lived, it had a meaningful impact during this short period. While the Fund did not rebound as quickly as the market in November and underperformed the S&P 500 for the measurement period, we believe the portfolio is presently well positioned for the next phase of the market cycle.

Please tell us about how your economic research led you to structure the portfolio.

Based on our economic research at inception, we believed we were investing during a typical mid-cycle slowdown. Historically, the second half of a cycle tends to favor large-cap, growth-oriented stocks over more defensive issues. While the market

*	Past performance does not guarantee future performance. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns include reinvestment of dividends and capital gains. Please visit www.claymore.com for more current performance data.

Annual Report | November 30, 2005 | 5

Claymore/Fiduciary Large Cap Core Fund |

decline that was occurring at the Fund’s inception gave us pause, we believed it was a temporary pullback on the heels of a strong equity market during the summer months. With that said, we allowed our economic analysis to guide the Fund’s portfolio structure. We invested in sectors that we believed to have strong growth prospects and looked for the higher growth-oriented stocks within those sectors that were trading at what we believed to be reasonable valuations. We were most bullish on technology, healthcare services and biotechnology and held relatively large positions versus the S&P 500. Conversely, we created more modest relative positions in the financials and consumer staples sectors.

Technology. We believed that technology, as a sector, was undervalued in the market. Given the attractive valuations and potential growth opportunities, we created an overweight position in the sector. While the Fund’s technology holdings provided a positive return, they trailed the return of the S&P 500 technology sector, hurting relative performance. We were especially enthusiastic about the traditionally higher-growth areas such as semiconductors and computer peripheral stocks. Intel Corp. (2.5% of total investments) posted a strong gain for the Fund, but our thesis didn’t work out for all such stocks. The Fund’s positions in Texas Instruments and Cisco Systems (1.9% and 1.7% of total investments, respectively) each posted a negative return in this period. We remain confident in the stocks, however, and believe they are currently poised for recovery and subsequent growth. Apple Computer (3.7% of total investments) was one of the Fund’s best performers and rose consistently throughout the period. Apple benefited from the tremendous growth around its iPod product, which is now offered in a variety of value-enhancing iterations. The product also spurred Apple’s entry into the music business through iTunes, which has become one of the top-10 music retailers in the nation in its less than two-year history. Ultimately we believe these business lines will lead to higher market share for Apple desktop and laptop computers.

Health care. We have invested the Fund in more growth-oriented areas of the health care sector, namely biotechnology and health care services. The Fund’s overweight healthcare position posted a positive return and outperformed the return of the S&P 500 healthcare sector. We liked biotech-nology because we view these stocks as having underappreciated growth potential given the ongoing discoveries of new molecular entities nd novel treatment regimens. We also created a position in health care service providers and health care equipment companies, which tend to perform well throughout an economic cycle. With that said, our position in Zimmer Holdings, Inc (3.4% of total investments), a manufacturer of orthopedic implants, declined during the period. The stock fell sharply in September (prior to the Fund’s inception) on fears that it and other device companies would be pressured by hospitals to cut their implant prices. We used this extreme weakness in the stock to create a position for the Fund. Zimmer has since regained some market price strength, although as of November 30, its price remained far below its highs from earlier in 2005 and below the price at which we purchased the stock.

Financials. As mentioned previously, our economic outlook led us to underweight the Fund’s position in financial stocks relative to the S&P 500 as the market reflected fears over inflation and the direction of interest rates. The Fund’s financial stocks gained ground during the period, but underperformed the return of the S&P 500 financial sector. Our underweight position in the sector also mitigated the opportunity for some capital appreciation. As our outlook on Fed policy changed late in the period, however, we began to add financial stocks. Specifically, we added banks, which historically have performed better in steeper yield curve environments. This suggested to us that a more favorable environment for banks and other interest-rate sensitive securities could be forthcoming. The Fund was primarily invested in stocks from broker/dealers and asset management firms. Our positions in Lehman Brothers Holdings, Inc. and Goldman Sachs Group, Inc. (5.6% and 3.8% of total investments, respectively) performed well as these types of stocks were less affected by rising short-term interest rates. We plan to maintain our position in these stocks as we believe they can continue to prosper in the growing economy.

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Claymore/Fiduciary Large Cap Core Fund |

Consumer Staples. Consumer staples stocks tend to fare well in a mature economic cycle and are generally considered to be defensive holdings. Due to our conviction that economic growth remains durable, we chose to limit our participation in this sector relative to the S&P 500. Our only holding in this category at the end of the period was CVS Corp. (2.8% of total investments), the nation’s largest retail pharmacist and manager of pharmacy benefit plans. While CVS is categorized as a consumer staples stock, we view it more as a growth retailer and are enthusiastic about the company’s successful national expansion of its retail outlets. The Fund held Procter & Gamble (P&G) [Not held in the portfolio on 11/30/05] for a short period of time. The stock declined on concerns about how long it might take to integrate recently acquired Gillette into P&G. The market was concerned that the integration process would negatively impact near-term profits. Not sure of how long the market would punish P&G, we decided to take a loss for the Fund, liquidate the position and look for better opportunities elsewhere.

What is your outlook for the Fund in the coming year?

As previously mentioned, we believe we are entering the second half of the current economic cycle. Historically, large-cap growth-oriented stocks have performed well later in an economic cycle. We have, therefore, positioned the Fund with a growth tilt, which we believe should help performance of the Fund’s underlying stocks. We focused our investments in large-cap, growth-oriented stocks that are trading at what we believe to be reasonable prices rather than speculative stocks that can present more risk.

Do you have any other comments for shareholders?

We want to thank you for your investment in Claymore/Fiduciary Large Cap Core Fund. We believe that over time our disciplined investment process will help generate favorable returns for shareholders by investing in large-cap growth stocks that are reasonably valued and have the potential for long-term growth.

Risks and Other Considerations

The Fund is new and has a limited history of operations.

Investment Risk An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

Equity Risk A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Income and Fund Distribution Risk The income that shareholders receive from the Fund through annual distributions is based primarily on the dividends and interest the Fund earns from its investments. Dividend payments the Fund receives in respect of its portfolio securities can vary widely over the short- and long-term. Dividends on common stocks are not fixed but are declared at the discretion of the issuer’s board of directors. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time.

Foreign Securities Risk To the extent that the Fund holds securities of companies based outside the U.S., it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than the U.S. markets. Finally, the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which would decrease the value of the investment to U.S. investors.

Industry Risk The Fund may invest up to 25% of its total assets in securities of a single industry. To the extent that the Fund focuses its investments in a particular industry or industries, the net asset value of the Fund will be more susceptible to factors affecting those particular types of companies.

Management Risk The Fund is subject to management risk because it is an actively managed portfolio. In acting as the Fund’s investment adviser of its portfolio securities, the Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

In addition to the risks described, there are certain other risks related to investing in the Fund. These risks are described further in the Statement of Additional Information.

Annual Report | November 30, 2005 | 7

Claymore/Fiduciary Large Cap Core Fund

Fund Summary | as of November 30, 2005

Performance of a $10,000 Investment

Cumulative Total Returns

Share Class	Since Inception	Date of Inception
Unadjusted for sales charges
Class A	1.13%	9/30/05
Class C	1.00	9/30/05
Adjusted for the maximum sales charge or CDSC
Class A	-4.68%	9/30/05
Class C	0.00	9/30/05

Performance information represents past performance. There is no guarantee of future results. Current performance may be higher or lower than returns shown. For more current Fund information, please visit claymore.com. When redeemed, Fund shares may be worth more or less than their original cost.

Total returns with sales charge reflect payment of the maximum sales charge of 5.75% for Class A shares and a contingent deferred sales charge of 1.00% for Class C shares in year one. The total returns of individual share classes will differ due to varying sales charge and expenses between the classes. Returns reflect the reinvestment of distributions made by the Fund, if any. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns.

The Fund’s adviser has waived or reimbursed fees or expenses; absent such waivers/reimbursements, the Fund’s returns would have been lower.

This graph compares a hypothetical $10,000 investment in the Fund’s Class A shares, made at its inception and including payment of the sales charge, with a similar investment in the S&P 500. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results.

The S&P 500 Index is a broad representative of the U.S. stock market. The index does not reflect expenses, fees or sales charges, which would lower performance. The index is unmanaged and it is not possible to invest in an index. Index data source: standardandpoors.com.

Sector Breakdown	% of Net Assets
Financials	20.0%
Healthcare	18.2
Technology	15.3
Consumer Discretionary	14.9
Industrial	12.2
Telecommunications	8.8
Energy	8.1
Materials	2.1

Total Long-Term Investments	99.7%
Other Assets in Excess of Liabilities	0.3

Net Assets	100.0%

Top Ten Long-Term Holdings	% of Net Assets
UnitedHealth Group, Inc.	5.9%
Lehman Brothers Holdings, Inc.	5.6
Caterpillar, Inc.	4.3
Coventry Health Care, Inc.	3.9
Goldman Sachs Group, Inc.	3.8
Apple Computer, Inc.	3.7
Bank of America Corp.	3.6
Zimmer Holdings, Inc.	3.4
United Technologies Corp.	3.2
Qualcomm, Inc.	3.1

Sectors and holdings are subject to change daily. For more current Fund information, please visit claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Annual Report | November 30, 2005 | 8

Claymore/Fiduciary Large Cap Core Fund |

Overview of Fund Expenses | as of November 30, 2005

As a shareholder of the Fund, you incur two types of costs: (1) transaction cost, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 09/30/05-11/30/05.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/05	Ending Account Value 11/30/05	Expenses Paid During Period* 9/30/05-11/30/05
Class A
Actual	$1,000	$1,011	$3
Hypothetical (5% annual return before expenses)	1,000	1,006	3
Class C
Actual	$1,000	$1,010	$4
Hypothetical (5% annual return before expenses)	1,000	1,004	4

*	Expenses are equal to the Fund’s annualized expense ratio of 1.60%, and 2.35% for Class A and C Shares, respectively, multiplied by the average account value over the period, multiplied by 62/365 (to reflect the partial period).

Assumes all dividends and distributions were reinvested.

Annual Report | November 30, 2005 | 9

Claymore/Fiduciary Large Cap Core Fund |

Portfolio of Investments | as of November 30,2005

Number of Shares		Value
	Common Stocks - 99.7%
	Consumer Discretionary - 14.9%
40	Best Buy Co., Inc.	$1,930
105	CVS Corp.	2,837
25	Federated Department Stores, Inc.	1,611
35	Lennar Corp. - Class A	2,019
45	Lowe’s Cos., Inc.	3,037
70	MGM MIRAGE (a)	2,668
25	Nordstrom, Inc.	922

		15,024

	Energy - 8.1%
30	Baker Hughes, Inc.	1,720
35	B.J. Services Co.	1,283
40	Exxon Mobil Corp.	2,321
30	Valero Energy Corp.	2,886

		8,210

	Financials - 20.0%
80	Bank of America Corp.	3,671
20	Bear Stearns Cos., Inc. (The)	2,220
30	Goldman Sachs Group, Inc.	3,869
15	Legg Mason, Inc.	1,840
45	Lehman Brothers Holdings, Inc.	5,670
55	Wachovia Corp.	2,937

		20,207

	Healthcare - 18.2%
25	Amgen, Inc. (a)	2,023
67	Coventry Health Care, Inc. (a)	3,991
10	Genentech, Inc. (a)	956
40	Quest Diagnostics, Inc.	2,004
100	UnitedHealth Group, Inc.	5,986
55	Zimmer Holdings, Inc. (a)	3,447

		18,407

	Industrial - 12.2%
35	Burlington Northern Santa Fe Corp.	2,316
75	Caterpillar, Inc.	4,333
25	FedEx Corp.	2,440
60	United Technologies Corp.	3,230

		12,319

	Materials - 2.2%
16	Phelps Dodge Corp.	2,171

	Technology - 15.3%
55	Apple Computer, Inc. (a)	3,730
220	BEA Systems, Inc. (a)	1,929
6	Google, Inc. - Class A (a)	2,430
95	Intel Corp.	2,535
120	Motorola, Inc.	2,891
60	Texas Instruments, Inc.	1,949

		15,464

	Telecommunications - 8.8%
45	Alltel Corp.	3,007
95	Cisco Systems, Inc. (a)	1,666
70	Qualcomm, Inc.	3,183
60	Symantec Corp. (a)	1,060

		8,916

	Total Investments - 99.7%
	(Cost $98,731)	100,718
	Other Assets in Excess of Liabilities - 0.3%	334

	Net Assets - 100%	$101,052

(a)	Non-income producing security.

Annual Report | November 30, 2005 | 10

Claymore/Fiduciary Large Cap Core Fund |

Statement of Assets and Liabilities | as of November 30, 2005

Assets
Investments, at value (cost $98,731)	$100,718
Cash	2,426
Receivable from Adviser	183,285
Receivable for securities sold	1,280
Dividends receivable	183
Offering costs	83,014

Total assets	370,906

Liabilities
Offering costs payable	100,000
Payable for securities purchased	3,248
Distributor and affiliates	104
Accrued expenses and other liabilities	166,502

Total liabilities	269,854

Net Assets	$101,052

Composition of Net Assets
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$99,951
Net unrealized appreciation on investments	1,987
Net realized loss on investments	(886)

Net Assets	$101,052

Maximum Offering Price per Share
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $50,556 and 3,333 shares of beneficial interest issued and outstanding)	$15.17
Maximum sales charge (5.75% of offering price)	0.93

Maximum offering price to public	$16.10

Class C Shares:
Net asset value and offering price per share (Based on net assets of $50,496 and 3,333 shares of beneficial interest issued and outstanding)	$15.15

*	On sales of $50,000 or more, the sales charge will be reduced.

See notes to financial statements.

Annual Report | November 30, 2005 | 11

Claymore/Fiduciary Large Cap Core Fund |

Statement of Operations | For the Period from September 30, 2005 to November 30, 2005

Investment Income
Dividends	$248
Interest	11

Total income		$259

Expenses
Professional fees	54,900
Registration	50,050
Printing	43,830
Offering costs	16,986
Shareholder services	8,485
Trustees’fees and expenses	3,805
Fund accounting	800
Custody	638
Advisory fee	132
Distribution (12b-1) and service fees (attributed to Class A and C of $20 and $78 respectively)	98
Administration fee	6
Miscellaneous	3,994

Total expenses		183,724
Investment advisory fee waived		132
Other expenses waived or reimbursed		183,284

Net expenses		308

Net investment loss		(49)

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments		(886)
Net change in unrealized appreciation		1,987

Net realized and unrealized gain on investments		1,101

Net Increase in Net Assets from Operations		$1,052

See notes to financial statements.

Annual Report | November 30, 2005 | 12

Claymore/Fiduciary Large Cap Core Fund |

Statements of Changes in Net Assets |

For the Period September 30, 2005* through November 30, 2005
Operations
Net investment loss	$(49)
Net realized loss on investments	(886)
Net change in unrealized appreciation on investments	1,987

Net increase in net assets resulting from operations	1,052

Capital Transactions
Net proceeds from Shares Sold	95,000

Net change in net assets from capital transactions	95,000

Total increase (decrease) in net assets	96,152
Net Assets

Beginning of period	5,000

End of period (including undistributed net investment income of $0)	$101,052

*	Commencement of investment operations.

See notes to financial statements.

Annual Report | November 30, 2005 | 13

Claymore/Fiduciary Large Cap Core Fund |

Class A Financial Highlights |

Per Share Operating Performance for a Share Outstanding Throughout the Period	For the Period September 30, 2005** through November 30, 2005
Net Asset Value, Beginning of Period	$15.00

Income from Investment Operations
Net investment loss (a)	0.00	(d)
Net realized and unrealized gain on investments	0.17

Total from investment operations	0.17

Net Asset Value, End of Period	$15.17

Total return* (b)	1.13	%***
Ratios and Supplemental Data
Net assets, end of period (thousands)	$51
Ratio of Expenses to Average Net Assets* (c)	1.60%
Ratio of Net Investment Income to Average Net Assets* (c)	0.06%
Portfolio turnover rate	14	%***

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	516.12%
Ratio of Net Investment Loss to Average Net Assets (c)	-514.46%

**	Commencement of investment operations.

***	Non-annualized

(a)	Based on average shares outstanding during the period.

(b)	Does not include payment of maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

(c)	Annualized.

(d)	Amount is less than $.01.

See notes to financial statements.

Annual Report | November 30, 2005 | 14

Claymore/Fiduciary Large Cap Core Fund |

Class C Financial Highlights |

Per Share Operating Performance for a Share Outstanding Throughout the Period	For the Period September 30, 2005** through November 30, 2005
Net Asset Value, Beginning of Period	$15.00

Income from Investment Operations
Net investment loss (a)	(0.02)
Net realized and unrealized gain on investments	0.17

Total from investment operations	0.15

Net Asset Value, End of Period	$15.15

Total return* (b)	1.00	%***
Ratios and Supplemental Data
Net assets, end of period (thousands)	$50
Ratio of Expenses to Average Net Assets* (c)	2.35%
Ratio of Net Investment Loss to Average Net Assets* (c)	-0.69%
Portfolio turnover rate	14	%***

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	516.87%
Ratio of Net Investment Loss to Average Net Assets (c)	-515.21%

**	Commencement of investment operations.

***	Non-annualized

(a)	Based on average shares outstanding during the period.

(b)	Does not assume payment of maximum CDSC of 1% charged on certain redemptions made within one year of purchase. If the sales charge was included total returns would be lower. These returns include Rule 12b-1 fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

(c)	Annualized.

See notes to financial statements.

Annual Report | November 30, 2005 | 15

Claymore/Fiduciary Large Cap Core Fund |

Notes to Financial Statements | as of November 30, 2005

Note	1 — Organization:

Claymore/Fiduciary Large Cap Core Fund (the “Fund”) is organized as a separate diversified series of the Claymore Trust, a Delaware statutory trust which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to provide capital appreciation and, to a lesser extent, income through investments. The Fund will invest primarily in a diversified portfolio of equity securities. The Fund commenced investment operations on September 30, 2005, with two classes of shares, Class A and Class C.

Note	2 — Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

Equity securities listed on an exchange are valued at the last reported sale price on the principal exchange on which they are traded. Equity securities traded on an exchange for which there are no sales on a given day are valued at the mean of the most recent bid and asked price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in over the counter markets are valued at the mean of the most recent bid and asked prices. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares.

(c) Distributions to Shareholders

The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Note	3 — Investment Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Claymore Advisors, LLC (the “Adviser”), the Adviser will furnish offices, necessary facilities and equipment, provide administrative services, oversee the activities of Fiduciary Asset Management, LLC (the Fund’s “Sub-Adviser”), provide personnel including certain officers required for its administrative management and pay the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Adviser an annual fee, payable monthly, in an amount equal to an annual rate of 0.85% of the Fund’s average daily net assets. The Investment Adviser has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.60% and 2.35% of the Fund’s average daily net assets for Class A Shares and Class C Shares, respectively. This agreement will remain in effect until March 31, 2006. For the period ended November 30, 2005, the Adviser waived approximately $100 of its advisory fees and reimbursed other expenses of approximately $183,300. For a period of three years subsequent to the Fund’s commencement of operations, the Adviser may recover from the Fund fees and expenses previously waived or reimbursed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit. At November 30, 2005, the amount of these potentially recoverable expenses was approximately $183,400. Offering costs in the amount of $100,000 were incurred by the Fund, and will be amortized over a one-year period. The Adviser has agreed to pay all organizational expenses of the Fund incurred prior to the commencement of operations.

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.425% of the Fund’s average daily net assets.

Under a separate Fund Administration agreement, the Adviser provides Fund Administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Fund:

Rate	Net Assets
0.04%	First $200,000,000
0.03%	Next $300,000,000
0.02%	Next $500,000,000
0.01%	Over $1,000,000,000

For the period ended November 30, 2005, the Adviser waived all of its Administration fee.

Annual Report | November 30, 2005 | 16

Claymore/Fiduciary Large Cap Core Fund |

The Bank of New York (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

U.S. Bancorp Fund Services, LLC acts as the Fund’s transfer agent. U.S. Bancorp is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of the Adviser. The Fund does not compensate its officers or trustees who are officers or directors of the Adviser.

Note 4 - Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

At November 30, 2005, the Fund had an accumulated capital loss carry forward for tax purposes of $175 which will expire on November 30, 2013. Capital losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer net post-October capital losses during 2005 in the amount of $674.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to a net operating loss totaling $49 was reclassified from undistributed net investment income to capital.

Information on tax components of investments as of November 30, 2005 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments	Undistributed Long-Term Gains/ (Accumulated Capital Loss)
$98,768	$4,143	($2,193)	$1,950	($849)

The differences between book and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales.

The Fund did not pay any distributions for the period ended November 30, 2005.

Note 5 - Capital Transactions:

For the period ended November 30, 2005, transactions were as follows:

	Shares	Value
Sales:
Class A	3,166	$47,500
Class C	3,166	47,500

Total Sales	6,332	$95,000

Dividend Reinvestment:
Class A	-0-	-0-
Class C	-0-	-0-

Total Dividend Reinvestment	-0-	-0-

Repurchases:
Class A	-0-	-0-
Class C	-0-	-0-

Total Repurchases	-0-	-0-

At November 30, 2005, Claymore Securities, Inc., an affiliate of the Adviser, owned 3,333 shares of each class of shares.

The Fund imposes a redemption fee of 2.00% of the total redemption amount on all shares redeemed or exchanged within 30 days of purchase or exchange into the Fund. The redemption fee is paid directly to the Fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. The Fund received $0 in redemption fees during the period.

Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC) of up to 1.00% of the value of the redemption. The CDSC will be imposed on most redemptions made within one year of the purchase for Class C Shares. Sales charges do not represent expenses to the Fund.

Note 6 - Investment Transactions:

For the period ended November 30, 2005, purchases and sales of investments, excluding short-term investments, were $112,880 and $13, 263, respectively.

Note 7 - Distribution and Service Plan:

The Fund has adopted a distribution and service plan (the “Plan”) with respect to its Class A Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and pays service fees in connection with the provision of services to shareholders of each class and the maintenance of shareholder accounts. Annual fees under the Plan, of up to .25% of Class A average daily net assets and up to 1.00% of Class C average daily net assets, are accrued daily. The annual fees for Class A and Class C Shares are paid quarterly. The 12b-1 plan is used to induce or compensate financial intermediaries to provide distribution and/or services to the Fund and their shareholders. Included in these fees are payments retained by Claymore Securities, Inc., which were $0 for the period ended November 30,2005.

Note 8 - Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Annual Report | November 30, 2005 | 17

Claymore/Fiduciary Large Cap Core Fund |

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Claymore/Fiduciary Large Cap Core Fund

We have audited the accompanying statement of assets and liabilities of Claymore/Fiduciary Large Cap Core Fund (the “Fund”), including the portfolio of investments, as of November 30, 2005, and the related statement of operations, statement of changes in net assets, and financial highlights for the period from September 30,2005 (commencement of investment operations) through November 30, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers or by or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Claymore/Fiduciary Large Cap Core Fund at November 30, 2005, and the results of its operations, changes in its net assets, and the financial highlights for the period from September 30,2005 through November 30, 2005, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 13, 2006

Annual Report | November 30, 2005 | 18

Claymore/Fiduciary Large Cap Core Fund |

Supplemental Information | (unaudited)

Trustees

The Trustees of the Claymore/Fiduciary Large Cap Core Fund and their principal occupations during the past five years are as follows:

Name, Address*, Age and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustees
Independent Trustees:
Randall C. Barnes Year of Birth: 1951 Trustee	Since 2005	Formerly, Senior Vice President and Treasurer (1993- 1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	11	None.

Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2005	Principal of Ronald A. Nyberg, Ltd., a law firm specializing in corporate law, estate planning and business transactions from 2000-present. Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	15	Director, Edward Hospital Foundation, Naperville, IL; Trustee, North Park University, Chicago

Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee	Since 2005	Formerly Vice President, Manager, and Portfolio Manager of Nuveen Asset Management (1998- 1999), Vice President of Nuveen Investment Advisory Corp. (1992- 1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991- 1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Trusts (1988-1999), each of John Nuveen & Co., Inc. (asset manager) (1982-1999).	13	None.

Interested Trustees:

Nicholas Dalmaso† Year of Birth: 1965 Trustee; Chief Legal and Executive Officer	Since 2005	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. Formerly Assistant General Counsel, John Nuveen and Co., Inc. (1999-2000). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999)	15	None.

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

**	Trustees serve until their successors have been duly elected.

***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.

†	Mr. Dalmaso is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund’s Investment Adviser.

Additional information about Fund Trustees is available in the Fund’s Statement of Additional Information, without charge, upon request by calling (877) 252-9667.

Annual Report | November 30, 2005 | 19

Claymore/Fiduciary Large Cap Core Fund |

Supplemental Information | (unaudited)

Officers

The Officers of the Claymore/Fiduciary Large Cap Core Fund and their principal occupations during the past five years are as follows:

Name, Address*, Age and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Officers:
Steven M. Hill Year of Birth: 1964 Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2005	Senior Managing Director and Chief Financial Officer of Claymore Advisors, LLC and Claymore Securities, Inc., 2005-present; Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc., 2003-2005; Treasurer of Henderson Global Funds and Operations Manager of Henderson Global Investors (NA) Inc. (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001).

Melissa Nguyen Year of Birth: 1978 Secretary	Since 2005	Assistant Vice President of Claymore Securities, Inc. Previously, Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).

William Belden Year of Birth: 1965 Vice President	Since 2005	Managing Director of Claymore Securities, Inc. Previously, Vice President of Product Management at Northern Trust Global Investments (1999-2005); and Vice President of Product Development at Stein Roe & Farnham (1995-1999).

James Howley Year of Birth: 1972 Assistant Secretary	Since 2005	Vice President, Fund Administration of Claymore Securities, Inc. (2004-present). Previously, Manager, Mutual Fund Administration of Van Kampen Investments, Inc.

Richard Sarhaddi Year of Birth: 1975 Assistant Treasurer	Since 2005	Assistant Vice President of Claymore Advisors, LLC and Claymore Securities, Inc.; Assistant Secretary of Funds in the Fund Complex. Previously, Editor, CCH Inc.

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Annual Report | November 30, 2005 | 20

Claymore/Fiduciary Large Cap Core Fund |

Approval of the Advisory and Sub-Advisory Agreements |

The Advisory and Sub-Advisory Agreements with respect to the Fund were approved by the Board of Trustees, including all of the trustees who are not parties to such agreements or interested persons of any such party, on May 27, 2005 at a meeting called for that purpose. The Board of Trustees, including a majority of the independent trustees, determined that approval of the Advisory and Sub-Advisory Agreements was in the best interests of the Fund and approved the Advisory and Sub-Advisory Agreements. The independent trustees, with the assistance of independent legal counsel, met separately from the “interested” trustees of the Trust and officers and employees of the Investment Adviser and Sub-Adviser to consider approval of the Advisory and Sub-Advisory Agreements. The Board of Trustees, including the independent trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

With respect to the nature, extent and quality of the services to be provided by the Investment Adviser and Sub-Adviser, the Board initially noted that the Investment Adviser would delegate responsibility for furnishing a continuous investment program for the Fund, and making investment decisions with respect to the Fund’s assets to the Sub-Adviser. Accordingly, the Board considered the Investment Adviser’s continuing responsibility to oversee the Sub-Adviser and that the Investment Adviser has similar oversight responsibilities for other registered funds for which it serves as investment adviser. The Board considered the Investment Adviser’s business plan for the Fund, the Investment Adviser’s Form ADV, financial information regarding the Investment Adviser and the anticipated financial support of the Fund. The Board concluded that the Investment Adviser was well qualified to manage the Fund and that the services to be provided by the Investment Adviser were expected to be satisfactory. As to the Sub-Adviser, the Board considered the Sub-Adviser’s Form ADV, financial information regarding the Sub-Adviser, biographies of the portfolio managers, the Sub-Adviser’s experience in managing an investment strategy similar to the Fund’s and the Sub-Adviser’s positive track record. The Board concluded that the Sub-Adviser was well-qualified to manage the portfolio assets and that the services to be provided by the Sub-Adviser and the Sub-Adviser’s performance were expected to be satisfactory.

With respect to the costs of services to be provided and profits to be realized by the Investment Adviser and Sub-Adviser, the Board considered the resources involved in managing the Fund as well as the proposed expense caps for the Fund, and that the Sub-Adviser agreed to participate with the Investment Adviser in supporting the expense caps. Because the Fund is newly organized, the Investment Adviser represented that profitability information was not yet determinable. However, based upon anticipated asset size and the impact of expense caps, the Board concluded that profitability was expected to be reasonable.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board reviewed the Fund’s projected expense ratios giving effect to the proposed expense caps and considered the anticipated asset size of the Fund since it was newly organized. The Board concluded that at this time, no significant economies of scale were anticipated.

The Board compared the proposed investment advisory fee, expense ratios and fee waivers with those of other similar registered open-end funds. The Board noted that while the Fund’s advisory fee was above the median it was within an acceptable range of the peer group. The Board also considered the fees charged by the Sub-Adviser for institutional clients, including a special relationship client, but determined that such fees were not inclusive of all services provided to the Fund and, as to the special relationship client, determined there were unique factors to the relationship and, therefore, were not determinative. The Board concluded that, although the fee was above the median of the peer group of funds, the Fund’s advisory fee was reasonable given the nature and anticipated quality of the services to be provided.

The Board considered benefits to be derived by the Investment Adviser from its relationship with the Fund, including the benefits to the Investment Adviser from its separate Administrative Services Agreement with the Fund. The Board concluded that the advisory fee was reasonable, taking into account these benefits.

Annual Report | November 30, 2005 | 21

Claymore/Fiduciary Large Cap Core Fund |

Fund Information |

Board of Trustees

Randall C. Barnes

Nicholas Dalmaso*

Ronald A. Nyberg

Ronald E. Toupin, Jr.

Officers

Nicholas Dalmaso

Chief Legal and Executive Officer

Steven M. Hill

Chief Financial Officer, Chief Accounting Officer and Treasurer

Melissa Nguyen

Secretary

William Belden

Vice President

James Howley

Assistant Treasurer

Richard Sarhaddi

Assistant Secretary

Investment Adviser

Claymore Advisors, LLC.

Lisle, IL 60532

Investment Sub-Adviser

Fiduciary Asset Management, LLC

St. Louis, MO

Distributor and Servicing Agent

Claymore Securities, Inc.

Lisle, IL

Custodian and Fund Accounting Agent

Bank of New York

New York, NY

Transfer Agent

U.S. Bancorp Fund Services, LLC

Milwaukee, WI

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C.

Chicago, IL

Independent Registered Public

Accounting Firm

Ernst & Young LLP

Chicago, IL

*	Trustee is an interested person of the Fund as defined in the Investment Company Act of 1940, as amended.

Privacy Principles of Claymore/Fiduciary Large Cap Core Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

This report is sent to shareholders of Claymore/Fiduciary Large Cap Core Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 252-9667 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 252-9667 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC website at http://www. sec. gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.claymore.com.

Annual Report | November 30, 2005 | 22

About the Fund Manager |

Fiduciary Asset Management, LLC

Fiduciary is an independent, employee-owned, registered investment adviser that manages a broad array of equity and fixed-income portfolios primarily for institutional investors and is based in St. Louis, Missouri. Currently, Fiduciary manages approximately $17 billion in assets for endowments & foundations, public pension plans, corporate trusts, union plans, Taft-Hartley plans, four exchange-listed closed-end funds and three hedge funds. Fiduciary also manages two open-end mutual funds.

Investment Philosophy

Fiduciary believes that investment decisions should always be guided by a disciplined, risk-aware strategy that seeks to add value in all market environments. Their unique investment philosophy is multifaceted, utilizing macroeconomic analysis, disciplined security selection, cost-controlled trading procedures, continuous risk analysis and an unwavering focus on achieving shareholder objectives.

Investment Process

The managers employ a disciplined three-step investment process that seeks to build a solid core equity portfolio with an actively managed options strategy overlay:

1.	Build an underlying portfolio of stocks by utilizing Fiduciary’s disciplined core equity process.

2.	Develop a unique covered call writing strategy that is created based on the equity portfolio and then implemented.

3.	Monitor the Fund through active management and by employing a proprietary risk management model.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://www.claymore.com or by calling 877-CLAYMORE (877-252-9667). Please read the prospectus carefully before investing. All funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in this fund.

NOT FDIC-INSURED NOT BANK-GUARANTEED

Claymore Securities, Inc.

2455 Corporate West Drive

Lisle, Illinois 60532

Member of NASD/SIPC

www.claymore.com

... your road to the LATEST,

most up-to-date INFORMATION about the

Claymore Core Equity Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.claymore.com, you will find:

•	Daily and historical Fund pricing, monthly and quarterly Fund returns, portfolio holdings and characteristics, dividend distribution history.

•	Investor guides and Fund fact sheets.

•	Regulatory documents including a prospectus and shareholder reports.

Claymore Securities is constantly updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

Annual Report | November 30, 2005 | 2

Claymore Core Equity Fund |

Dear Shareholder |

We are pleased to submit the first annual shareholder report for Claymore Core Equity Fund. This report discusses performance from the Fund’s commencement of operations on September 30, 2005 through the end of its fiscal year on November 30, 2005. As you may know, the Fund’s investment objective is to seek to maximize total return primarily through capital appreciation.

In this abbreviated period, the Fund’s Class A shares generated a total return of 3.0%, unadjusted for any sales charges. This represents a gain in net asset value from $15.00 at inception to $15.45 on November 30, 2005. If sales charges had been included, returns would have been lower. There is a fee waiver currently in place for this Fund through at least March 31, 2006. Without this waiver, Fund returns would have been lower. Please see page 9 for complete performance information and adjusted returns of all share classes.). By comparison, the Russell 3000 Index returned 1.97% for the same two-month period. The Russell 3000 is a broadly diversified and unmanaged index that tracks the performance of approximately 3,000 of the largest, publicly-traded U.S. stocks. Index returns include the reinvestment of all distributions. It is not possible to invest directly in this index.

After the close of the fiscal period, the Fund paid a capital gains distribution. This short-term distribution of $0.02753 per share was declared on December 29, 2005 and paid on December 30, 2005.

To learn more about the Fund’s performance over this fiscal period, we encourage you to read the Questions & Answers section of the report on page 4. In it, you’ll find information on Claymore Advisors, LLC’s investment philosophy and discipline and their views on the overall market environment and how they structured the portfolio based on their views.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit our website at www.claymore.com or call 877-CLAYMORE (877-252-9667) for account information.

Sincerely,

Nicholas Dalmaso

Claymore Core Equity Fund

*	Past performance does not guarantee future performance. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns include reinvestment of dividends and capital gains. Please visit www.claymore.com for more current performance data.

Annual Report | November 30, 2005 | 3

Claymore Core Equity Fund |

Questions & Answers |

Mike Boyle, CFA, Portfolio Manager

Mike Boyle joined Claymore in May 2003, and is Managing Director of Product Research and Development. In addition to his role as portfolio manager, Boyle is responsible for the screening, selection and development of the firm’s unit investment trusts and new products. Boyle has more than six years of investment industry experience and is a CFA charterholder. He received an M.S. degree in Operations Research from the Naval Postgraduate School and a B.S. degree in Electrical Engineering from the University of Illinois. Boyle served for more than 11 years in the U.S. Navy, attained the rank of Lieutenant Commander and qualified as an aircraft commander on both the P-3C and LC-130 aircrafts.

Chuck R. Craig, CFA, Portfolio Manager

Chuck Craig joined Claymore in May 2003, and is Vice President of Product Research and Development. In addition to his role as portfolio manager, he is involved in the screening, selection and development of the firm’s unit investment trusts and new products. Craig has more than nine years of investment industry experience and is a CFA charterholder. He received an M.S. degree in Financial Markets at the Illinois Institute of Technology and a B.S. in Finance from Northern Illinois University. Craig served for eight years in the U.S. Air Force, including six years at the White House Communications Agency serving three U.S. Presidents and their staffs.

The views expressed in this report reflect those of the portfolio managers and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any forward-looking predictions will come to pass.

Claymore Core Equity Fund is managed by Claymore Advisors, LLC. In the following interview, Portfolio Managers Mike Boyle and Chuck Craig discuss how the structure of the portfolio and how the Fund performed from its inception on September 30, 2005 through the end of its first fiscal period on November 30, 2005.

Before we discuss performance, will you first remind us of the Fund’s investment objectives and how your investment process seeks to achieve those objectives?

We believe that what you pay for a stock matters — no matter how strong growth prospects might appear. Attractive prices, relative to anticipated growth for a stock can be found in both value and growth stocks. While we use quantitative analysis as our first step in evaluating price, we believe that bottom-up fundamental analysis is critical to determining the valuation of a potential holding for the Fund.

We seek to create a diversified portfolio with exposure to the broad market. Our selection process begins by considering the approximately 3,000 stocks represented in the Russell 3000 Index. The Russell 3000 is a broadly diversified and unmanaged index that tracks the performance of approximately 3,000 of the largest, publicly-traded U.S. stocks. It is not possible to invest directly in this index. Our quantitative analysis narrows the universe of potential stock candidates by screens that consider each stock’s valuation, profitability and historical growth patterns. We dig much deeper into each of these areas while conducting our bottom-up fundamental review of the remaining candidates. We look for the stocks we believe to be the best in their individual industry group. This process creates a portfolio of what we believe to be high-quality stocks with strong potential for capital appreciation. As of November 30, the Fund held 99 stocks.

Annual Report | November 30, 2005 | 4

Claymore Core Equity Fund |

Will you provide a brief overview of the market environment during the period and explain how it impacted the Fund’s performance?

Similar to the fourth quarter of 2004, the fourth quarter of 2005 began on a sour note. In 2004 it was the impending election and concerns over the recall of the prescription drug Vioxx that conspired to weigh down the market. In 2005, it was the Federal Reserve Board’s interest-rate tightening cycle and concerns of high energy prices that worked to keep the market down. However, in mid-October, a broad-based rally began and continued through the end of the Fund’s fiscal period on November 30, 2005. In the last six weeks of the fiscal period, nine of the 10 GICS economic sectors (a system of classification that identifies a company according to its business activity) posted positive returns. In the full two-month period, seven out of 10 sectors posted positive returns and most major indices moved higher, with growth stocks outpacing value stocks. The Fund’s broad-based exposure, which focuses first and foremost on security selection, allowed the Fund to benefit from the broad based move and perform slightly better than the Russell 3000 Index over the fiscal period – September 30 through November 30, 2005.

How did the Fund perform during the fiscal period?

We’re pleased to report that the Fund posted a gain in this short period and outperformed its benchmark, the Russell 3000 Index. From September 30, 2005 through November 30, 2005, the Fund returned 3.00% (Class A shares unadjusted for any sales charges. If sales charges had been included, returns would have been lower. There is a fee waiver currently in place for this Fund through at least March 31, 2006. Without this waiver, Fund returns would have been lower. Please see page 9 for complete performance information and adjusted returns.)* By comparison, the Russell 3000 Index returned 1.97%. The index return includes the reinvestment of all distributions. It is not possible to invest directly in this or any index.

Which sectors or specific issues most helped performance?

Healthcare. Biomet, Inc. (1.1% of total investments) designs manufactures and markets reconstructive products such as knee, hip and joint replacement systems along with other products. It is a healthcare equipment stock that performed very well. The stock fell sharply in September (prior to the Fund’s inception) on fears that it and other device companies would be pressured by hospitals to cut their implant prices. We used this extreme weakness in the stock to create a position for the Fund. Since our purchase, the stock’s price has recovered much of the ground it lost earlier, and has posted a gain for the Fund. UnitedHealth Group, Inc. (1.2% of total investments) is another healthcare stock that performed quite well. UnitedHealth is part of the managed healthcare industry and has been a leader in the group for some time. The stock trended higher throughout the entire two-month period even as much of the market experienced sharp declines in early October.

We remain enthusiastic about the healthcare sector. Most of these stocks have both defensive and growth characteristics. In an economic downturn, people may cut back on buying new cars, but are less likely to decline medical treatment or stop taking their medication. U.S. demographics also favor the sector. As the Baby Boomer generation reaches retirement age, the demand for healthcare products and services seem likely to grow.

Consumer discretionary. Within this sector there were two stocks that performed extremely well for the Fund. Panera Bread Company (1.5% of total investments) owns and/or franchises more than 700 fast-serve bakery cafes across the country.

*	Past performance does not guarantee future performance. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns include reinvestment of dividends and capital gains. Please visit www.claymore.com for more current performance data.

Annual Report | November 30, 2005 | 5

Claymore Core Equity Fund |

The company, and its stock price, has grown tremendously over the past five years as it has implemented an aggressive, yet well-managed expansion plan for its retail outlets. Panera gained steadily throughout this two-month period and was one of the Fund’s best performers. We remain enthusiastic about Panera’s prospects. The company has built a strong brand and continues to expand at a managed pace. Additionally, it operates with very little debt on its books. Johnson Controls, Inc. (1.2% of total investments) was another standout performer for the Fund. This company provides a variety of electronic control systems used in nonresidential buildings, automobiles and airplanes and has recently entered the HVAC business. The stock had been beaten up earlier in the year due to the problems the U.S. auto makers were experiencing and concern that it would impact Johnson’s revenues. We viewed this as a market overreaction. The company is well diversified within the auto industry and supplies control systems to foreign automakers as well as to General Motors and Ford. The auto business is just one component of this broadly diversified company. Since the Fund purchased the stock, it has trended consistently higher.

Given where we are in the current economic cycle, we remain bullish on consumer discretionary stocks. As the economy grows these types of stocks have historically performed well. Of course, past performance is never indicative of future performance.

Which sectors or specific issues hurt performance?

From a sector standpoint, the Fund’s information technology stocks were the largest detractor from performance relative to the Russell 3000 Index despite their positive return. The Fund’s energy sector suffered a significant decline, but only slightly trailed the decline of the Russell 3000’s energy sector. While consumer discretionary stocks, as a sector, were productive for the Fund, one discretionary issue — Quiksilver — was the single worst performer for the Fund in this period.

Technology. Most of the Fund’s technology stocks posted positive returns. There were two stocks, however, that suffered material declines and held back performance. Dell Inc., (1.2% of total investments) a large computer hardware manufacturer, was the Fund’s worst technology performer. The stock had been trading down, even before the Fund’s inception, on disappointing revenue figures. While the company’s growth may be slowing, it remains positive. We’ve held onto the stock because we believe the company remains fundamentally solid. It has shown good profitability and operates with very little debt. We have also been impressed with the company’s expansion into other product lines including cameras and televisions. In general, we look for stocks that we believe are the leaders in their respective industry groups and we believe Dell remains a leader. Ixia (1.0% of total investments) was another disappointment for us. The small-cap company provides technology and systems that allow customers to test and measure the performance and functionality of Internet protocol equipment, networks and applications. The stock plummeted after the company delivered weaker than anticipated earnings. While the earnings shortfall was minimal in our opinion, the market quickly sold off the stock. We purchased Ixia near its low-point and it has since made up much, but not all, of its lost ground. We continue to hold Ixia because we like its business niche and the company’s fundamentals. As with all small-cap stocks, Ixia’s performance is likely to be volatile, but we believe that, over time, it will benefit for the portfolio.

Energy. Similar to the performance of the Russell 3000 Index, most of the Fund’s energy holdings endured losses in this two-month period. After stellar gains throughout most of the year, the market pulled back as crude oil and natural gas prices retreated from their earlier historic high levels. Two of the hardest hit stocks in the portfolio were ConocoPhillips and Valero Energy Corp. (0.6% and 1.1% of total investments). In general, refiners were the poorest performers in the sector. Valero Energy is one of the largest refiners and ConocoPhillips is a diversified energy company with a large refining business. While we are disappointed by the decline in energy stocks, we believe they will do better in 2006 as energy prices stabilize and exploration and development operations grow to meet increasing energy demand.

As mentioned previously, the Fund’s worst performer was Quiksilver, Inc. (0.05% of total investments). The company designs and distributes

Annual Report | November 30, 2005 | 6

Claymore Core Equity Fund |

branded clothing and accessories as well as snow-boards, boots and bindings. The stock fell sharply in September and October on concerns that its recent acquisition of ski maker Rossignol would cause a drain on profits due to the high level of inventory Quiksilver acquired with the purchase. The stock began to recover in November, but remained well below the price at which we purchased the stock. That said, we think that the combination of Quiksilver and Rossignol will be a success over the longer term. Both are strong outdoor sports brands that, in our opinion, fit quite well together. We were able to buy the stock at what we continue to believe is an attractive price and we expect that over time it will offer value to the portfolio.

What is your outlook for the market and the Fund in 2006?

Our outlook is optimistic concerning returns in 2006 for US equity markets. We expect earnings to continue to grow in the low double digit range and for the Federal Reserve Board to finish their rate hikes by summertime. This, coupled with what we believe are attractive valuations, should make for a nice climate to own US stocks. We do, however, believe that leadership in the market will begin to shift slightly in favor of the larger growth-oriented stocks and away from the small-cap and value stocks that have led the market higher over the last couple of years.

Do you have any other comments for shareholders?

We want to thank you for your investment in Claymore Core Equity Fund and hope you’re pleased with the Fund’s initial performance. While the portfolio is broadly diversified, we are focused on individual stock selection first and then on allocating by sectors, style and capitalization. The majority of our time is spent searching for good stocks, knowing that finding good stocks is the key to delivering favorable performance over time. We believe that this Fund can be an important part of your equity portfolio.

Risks and Other Considerations

The Fund is new and has a limited history of operations.

Investment Risk An investment in the Fund is subject to risks and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

Equity Risk A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Risks of Mid- and Small-Cap Companies The Fund may invest in equity securities of companies of any size capitalization, including companies with comparatively medium and small capitalizations to those of other, larger capitalized companies. The securities of small-or mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger-sized, more established companies.

Foreign Securities Risk Although the Fund will limit its investment in securities of foreign issuers to ADRs and other U.S. dollar-denominated equity securities of foreign issuers traded on U.S. exchanges, the Fund’s investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Finally, the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which would decrease the value of the investment to U.S. investors.

Sector Risk To the extent that the Fund invests a significant portion of its assets in a specific sector, there is the possibility that the investments within that sector will decline in price due to sector-specific market or economic developments.

Industry Risk The Fund may invest up to 25% of its total assets in securities of a single industry. To the extent that the Fund focuses its investments in a particular industry or industries, the net asset value of the Fund will be more susceptible to factors affecting those particular types of companies.

Real Estate Investment Trusts (REITs) Risk The Fund may invest a portion of its assets in REITs, therefore, the Fund may be more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of underlying properties, defaults by

Annual Report | November 30, 2005 | 7

Claymore Core Equity Fund |

borrowers or tenants; market maturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

Tax Risk The Fund cannot assure you that it will achieve any level of distributions of net investment income (income other than net capital gain) that will be treated as ordinary income, any level of capital gain distributions, or any ratio or income distributions to capital gain distributions. In addition, there can be no assurance as to the percentage of distributions. In addition, there can be no assurance as to the percentage of distributions, if any, that will qualify for taxation to individual shareholders as “qualified dividend income.”

Management Risk The Fund is subject to management risk because it is an actively managed portfolio. In acting as the Fund’s investment adviser of its portfolio securities, the Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

In addition to the risks described, there are certain other risks related to investing in the Fund. These risks are described further in the Statement of Additional Information.

Annual Report | November 30, 2005 | 8

Claymore Core Equity Fund |

Fund Summary | as of November 30, 2005

Performance of a $10,000 Investment

This graph compares a hypothetical $10,000 investment in the Fund’s Class A shares, made at its inception and including payment of the sales charge, with a similar investment in the Russell 3000 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results.

The Russell Index is a broad representative of the U.S. stock market. The index does not reflect expenses, fees or sales charges, which would lower performance. The index is unmanaged and it is not possible to invest in an index. Index data source: Russell.com.

Cumulative Total Returns

Share Class	Since Inception	Date of Inception
Unadjusted for sales charges
Class A	3.00%	9/30/05
Class C	2.87	9/30/05
Adjusted for the maximum sales charge or CDSC
Class A	-2.92%	9/30/05
Class C	1.87	9/30/05

Performance information represents past performance. There is no guarantee of future results. Current performance may be higher or lower than returns shown. For more current Fund information, please visit claymore.com. When redeemed, Fund shares may be worth more or less than their original cost.

Total returns with sales charge reflect payment of the maximum sales charge of 5.75% for Class A shares and a contingent deferred sales charge of 1.00% for Class C shares in year one. The total returns of individual share classes will differ due to varying sales charge and expenses between the classes. Returns reflect the reinvestment of distributions made by the Fund, if any. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns.

The Fund’s adviser has waived or reimbursed fees or expenses; absent such waivers/reimbursements, the Fund’s returns would have been lower.

Sector Breakdown	% of Net Assets
Financials	22.1%
Information Technology	16.3
Healthcare	13.2
Consumer Discretionary	13.0
Industrial	10.9
Consumer Staples	7.9
Energy	7.7
Utilities	3.5
Materials	2.5
Telecommunications	2.5

Total Long-Term Investments	99.6%
Other Assets in Excess of Liabilities	0.4

Net Assets	100.0%

Top Ten Long-Term Holdings	% of Net Assets
Baker Hughes, Inc.	1.9%
Exxon Mobil Corp.	1.9
Wells Fargo & Co.	1.8
Capital One Financial Corp.	1.8
Hewlett-Packard Co.	1.7
Bear Stearns Cos., Inc. (The)	1.7
CIT Group, Inc.	1.7
Cisco Systems, Inc.	1.6
Citigroup, Inc.	1.6
Wachovia Corp.	1.6

Sectors and holdings are subject to change daily. For more current Fund information, please visit claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Annual Report | November 30, 2005 | 9

Claymore Core Equity Fund |

Overview of Fund Expenses | as of November 30, 2005

As a shareholder of the Fund, you incur two types of costs: (1) transaction cost, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 09/30/05 - 11/30/05.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	9/30/05	11/30/05	9/30/05-11/30/05
Class A
Actual	$1,000	$1,030	$3
Hypothetical (5% annual return before expenses)	1,000	1,006	3

Class C
Actual	$1,000	$1,029	$4
Hypothetical (5% annual return before expenses)	1,000	1,004	4

*	Expenses are equal to the Fund’s annualized expense ratio of 1.65%, and 2.40% for Class A and C Shares, respectively, multiplied by the average account value over the period, multiplied by 62/365 (to reflect the since inception period).

Assumes all dividends and distributions were reinvested.

Annual Report | November 30, 2005 | 10

Claymore Core Equity Fund |

Portfolio of Investments | as of November 30, 2005

Number of Shares		Value
	Common Stocks - 99.6%
	Consumer Discretionary - 13.0%
42	Chico’s FAS, Inc. (a)	$1,853
55	eBay, Inc. (a)	2,464
40	GTECH Holdings Corp.	1,224
54	Home Depot, Inc.	2,256
10	Hovnanian Enterprises - Class A (a)	498
29	Johnson Controls, Inc.	2,014
65	McDonald’s Corp.	2,200
43	Movado Group	793
15	Omnicom Group, Inc.	1,268
37	Panera Bread Co. - Class A (a)	2,516
63	Quicksilver, Inc. (a)	774
50	Toll Brothers, Inc. (a)	1,720
72	Walt Disney Co. (The)	1,795

		21,375

	Consumer Staples - 7.9%
18	Alberto-Culver, Inc.	783
28	Altria Group, Inc.	2,038
69	Avon Products, Inc.	1,887
7	Brown-Forman Corp. - Class B	481
17	Costco Wholesale Corp.	850
35	Pepsico, Inc.	2,072
20	Ruddick Corp.	404
50	Wal-Mart Stores, Inc.	2,428
45	Walgreen Co.	2,056

		12,999

	Energy - 7.7%
11	Anadarko Petroleum Corp.	997
55	Baker Hughes, Inc.	3,154
8	Cimarex Energy Co. (a)	311
15	ConocoPhillips	908
54	Exxon Mobil Corp.	3,134
13	Hydril (a)	833
12	Occidental Petroleum Corp.	952
18	Patterson-UTI Energy, Inc.	562
19	Valero Energy Corp.	1,828

		12,679

	Financials - 22.1%
41	Allstate Corp.	2,300
52	Bank of America Corp.	2,386
53	BB&T Corp.	2,255
25	Bear Stearns Cos., Inc. (The)	2,775
35	Capital One Financial Corp.	2,907
55	CIT Group, Inc.	2,722
53	Citigroup, Inc.	2,573
42	Edwards (A.G.), Inc.	1,851
54	First Cash Financial Services, Inc. (a)	1,566
30	First Republic Bank	1,163
24	Franklin Resources, Inc.	2,229
49	Fremont General Corp.	1,147
22	T Rowe Price Group, Inc.	1,583
32	UnionBanCal Corp.	2,214
48	Wachovia Corp.	2,563
48	Wells Fargo & Co.	3,017
24	Zenith National Insurance Corp.	1,141

		36,392

	Healthcare - 13.2%
41	Abbott Laboratories, Inc.	1,546
24	Aetna, Inc.	2,220
21	Amgen, Inc. (a)	1,699
49	Biomet, Inc.	1,745
20	Biosite, Inc. (a)	1,180
25	Community Health Systems, Inc. (a)	1,002
42	Forest Laboratories, Inc. (a)	1,641
30	Johnson & Johnson	1,852
19	KOS Pharmaceuticals, Inc. (a)	1,265
38	Medtronic, Inc.	2,112
25	Molecular Devices Corp. (a)	671
33	UnitedHealth Group, Inc.	1,975
27	Waters Corp. (a)	1,059
24	Wellpoint, Inc. (a)	1,844

		21,811

	Industrial - 10.9%
22	3M Co.	1,727
29	Caterpillar, Inc.	1,676
16	Cummins, Inc.	1,424
18	General Dynamics Corp.	2,057
51	Gerneral Electric Co.	1,822
89	Hunt (J.B.) Transport Services, Inc.	1,993
44	Norfolk Southern Corp.	1,947
44	Oshkosh Truck Corp.	1,977
28	Paccar, Inc.	2,012
47	Skywest, Inc.	1,396

		18,031

	Information Technology - 16.3%
26	Amphenol Corp. - Class A	1,086
148	Cisco Systems, Inc. (a)	2,596
24	Cognizant Technology Solutions - Class A (a)	1,166
66	Dell, Inc. (a)	1,990
96	Hewlett-Packard Co.	2,848
85	Intel Corp.	2,268
119	Ixia (a)	1,640
65	Linear Technology Corp.	2,425
70	Microsoft Corp.	1,940
91	Motorola, Inc.	2,192
149	Oracle Corp. (a)	1,873
53	Paychex, Inc.	2,248
42	Rofin-Sinar Technologies, Inc. (a)	1,813
34	Webex Communications, Inc. (a)	810

		26,895

	Materials - 2.5%
19	Air Products & Chemicals, Inc.	1,124
28	Dow Chemical	1,267
2	Eagle Materials, Inc.	230
17	Lyondell Chemical Co.	432
5	Martin Marietta Materials	376
41	RPM International, Inc.	763

		4,192

	Telecommunications - 2.5%
32	Alltel Corp.	2,139
60	Verizon Communications, Inc.	1,919

		4,058

	Utilities - 3.5%
18	Exelon Corp.	937
30	FPL Group, Inc.	1,272
20	New Jersey Resources, Corp.	850
45	NSTAR	1,264
49	PPL Corp.	1,441

		5,764

	Total Investments - 99.6% (Cost $159,006)	164,196
	Other Assets Less Liabilities - 0.4%	714

	Net Assets - 100%	$164,910

(a)	Non-income producing security.

Annual Report | November 30, 2005 | 11

Claymore Core Equity Fund |

Statement of Assets and Liabilities | as of November 30, 2005

Assets
Investments, at value (cost $159,006)	$164,196
Cash	900
Receivable from Adviser	183,182
Dividends receivable	249
Offering cost	83,014

Total assets	431,541

Liabilities
Offering costs payable	100,000
Distributor and affiliates	125
Accrued expenses and other liabilities	166,506

Total liabilities	266,631

Net Assets	$164,910

Composition of Net Assets
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$159,425
Net unrealized appreciation on investments	5,190
Net realized gain on investments	295

Net Assets	$164,910

Maximum Offering Price per Share
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $113,485 and 7,347 shares of beneficial interest issued and outstanding)	$15.45
Maximum sales charge (5.75%* of offering price)	0.94

Maximum offering price to public	$16.39

Class C Shares:
Net asset value and offering price per share (Based on net assets of $51,425 and 3,333 shares of beneficial interest issued and outstanding)	$15.43

*	On sales of $50,000 or more, the sales charge will be reduced.

See notes to financial statements.

Annual Report | November 30, 2005 | 12

Claymore Core Equity Fund |

Statement of Operations | For the Period from September 30, 2005 to November 30, 2005

Investment Income
Dividends	$380
Interest	26

Total income		$406

Expenses
Professional fees	54,900
Registration	50,050
Printing	43,830
Offering costs	16,986
Shareholder services	8,485
Trustees’ fees and expenses	3,805
Fund accounting	802
Custody	640
Advisory fee	205
Distribution (12b-1) and service fees (attributed to Class A and C of $37 and $79 respectively)	116
Administration fee	9
Miscellaneous	3,994
Total expenses		183,822
Investment advisory fee waived		205
Other expenses waived or reimbursed		183,182

Net expenses		435

Net investment loss		(29)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments		324
Net change in unrealized appreciation		5,190

Net realized and unrealized gain on investments		5,514

Net Increase in Net Assets from Operations		$5,485

See notes to financial statements.

Annual Report | November 30, 2005 | 13

Claymore Core Equity Fund |

Statements of Changes in Net Assets |

For the Period September 30, 2005* through November 30, 2005
Operations
Net investment loss	$(29)
Net realized gain on investments	324
Net change in unrealized appreciation on investments	5,190

Net increase in net assets resulting from operations	5,485

Capital Transactions
Net proceeds from Shares Sold	154,455
Cost of Shares Repurchased	(30)

Net change in net assets from capital transactions	154,425

Total increase in net assets	159,910
Net Assets

Beginning of period	5,000

End of period (including undistributed net investment income of $ 0)	$164,910

* Commencement of investment operations.

See notes to financial statements.

Annual Report | November 30, 2005 | 14

Claymore Core Equity Fund |

Class A Financial Highlights |

Per Share Operating Performance for a Share Outstanding Throughout the Period	For the Period September 30, 2005** through November 30, 2005
Net Asset Value, Beginning of Period	$15.00

Income from Investment Operations
Net investment loss (a)	0.00	(d)
Net realized and unrealized gain on investments	0.45

Total from investment operations	0.45

Net Asset Value, End of Period	$15.45

Total return* (b)	3.00	%***

Ratios and Supplemental Data
Net assets, end of period (thousands)	$114
Ratio of Expenses to Average Net Assets* (c)	1.65%
Ratio of Net Investment Income to Average Net Assets* (c)	0.16%
Portfolio turnover rate	1	%***

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (c)	358.72%
Ratio of Net Investment Loss to Average Net Assets (c)	-356.92%

**	Commencement of investment operations.

***	Non-annualized

(a)	Based on average shares outstanding during the period.

(b)	Does not include payment of maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

(c)	Annualized.

(d)	Amount is less than $.01.

See notes to financial statements.

Annual Report | November 30, 2005 | 15

Claymore Core Equity Fund |

Class C Financial Highlights |

Per Share Operating Performance for a Share Outstanding Throughout the Period	For the Period September 30, 2005** through November 30, 2005
Net Asset Value, Beginning of Period	$15.00

Income from Investment Operations
Net investment loss (a)	(0.02)
Net realized and unrealized gain on investments	0.45

Total from investment operations	0.43

Net Asset Value, End of Period	$15.43

Total return* (b)	2.87	%***
Ratios and Supplemental Data
Net assets, end of period (thousands)	$51
Ratio of Expenses to Average Net Assets* (c)	2.40%
Ratio of Net Investment Loss to Average Net Assets* (c)	-0.59%
Portfolio turnover rate	1	%***

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (c)	359.47%
Ratio of Net Investment Loss to Average Net Assets (c)	-357.66%

**	Commencement of investment operations.

***	Non-annualized

(a)	Based on average shares outstanding during the period.

(b)	Does not assume payment of maximum CDSC of 1% charged on certain redemptions made within one year of purchase. If the sales charge was included total returns would be lower. These returns include Rule 12b-1 fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

(c)	Annualized.

See notes to financial statements.

Annual Report | November 30, 2005 | 16

Claymore Core Equity Fund |

Notes to Financial Statements | as of November 30, 2005

Note 1 - Organization:

Claymore Core Equity Fund (the “Fund”) is organized as a separate diversified series of the Claymore Trust, a Delaware statutory trust which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to maximize total return, primarily through capital appreciation on investments. The Fund will invest primarily in a diversified portfolio of equity securities. The Fund commenced investment operations on September 30, 2005, with two classes of shares, Class A and Class C.

Note 2 - Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

Equity securities listed on an exchange are valued at the last reported sale price on the principal exchange on which they are traded. Equity securities traded on an exchange for which there are no sales on a given day are valued at the mean of the most recent bid and asked price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Securities trade in over the counter markets are valued at the mean of the most recent bid and asked prices. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares.

(c) Distributions to Shareholders

The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Note 3 - Investment Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Claymore Advisors, LLC (the “Adviser”), the Adviser will provide investment advice and furnish offices, necessary facilities and equipment to the Fund for an annual fee, payable monthly, equal to an annual rate of 0.90% of the Fund’s average daily net assets. The Investment Adviser has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.65% and 2.40% of the Fund’s average daily net assets for Class A Shares and Class C Shares, respectively. This agreement will remain in effect until March 1, 2006, at which time it is eligible for renewal. For the period ended November 30, 2005, the Adviser waived approximately $200 of its advisory fees and reimbursed other expenses of approximately $183,200. For a period of three years subsequent to the Fund’s commencement of operations, the Adviser may recover from the Fund fees and expenses previously waived or reimbursed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit. At November 30, 2005, the amount of these potentially recoverable expenses was approximately $183,400. Offering costs in the amount of $100,000 were incurred by the Fund, and will be amortized over a one-year period. The Adviser has agreed to pay all organizational expenses of the Fund incurred prior to the commencement of operations.

Under a separate Fund Administration agreement, the Adviser provides Fund Administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Fund:

Rate	Net Assets
0.04%	First $200,000,000
0.03%	Next $300,000,000
0.02%	Next $500,000,000
0.01%	Over $1,000,000,000

For the period ended November 30, 2005, the Adviser waived all of its Administration fee.

The Bank of New York (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

U.S. Bancorp Fund Services, LLC acts as the Fund’s transfer agent. U.S. Bancorp is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of the Adviser. The Fund does not compensate its officers or trustees who are officers or directors of the Adviser.

Note 4 - Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Annual Report | November 30, 2005 | 17

Claymore Core Equity Fund |

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to a net operating loss totaling $29 was reclassified from undistributed net investment income to net realized gain.

Information on tax components of investments as of November 30, 2005 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments	Undistributed Long-Term Gains/ (Accumulated Capital Loss)
$159,006	$7,668	($2,478)	$5,190	$295

The Fund did not pay any distributions for the period ended November 30, 2005.

Note 5 - Capital Transactions:

For the period ended November 30, 2005, transactions were as follows:

	Shares	Value
Sales:
Class A	7,182	$106,955
Class C	3,166	47,500

Total Sales	10,348	$154,455

Dividend Reinvestment:
Class A	-0-	-0-
Class C	-0-	-0-

Total Dividend Reinvestment	-0-	-0-

Repurchases:
Class A	(2)	(30)
Class C	-0-	-0-

Total Repurchases	(2)	(30)

At November 30, 2005, Claymore Securities, Inc., an affiliate of the Adviser, owned 3,333 shares of each class of shares.

The Fund imposes a redemption fee of 2.00% of the total redemption amount on all shares redeemed or exchanged within 30 days of purchase or exchange into the Fund. The redemption fee is paid directly to the Fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. The Fund received $0 in redemption fees during the period.

Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC) of up to 1.00% of the value of the redemption. The CDSC will be imposed on most redemptions made within one year of the purchase for Class C Shares. Sales charges do not represent expenses to the Fund.

Note 6 - Investment Transactions:

For the period ended November 30, 2005, purchases and sales of investments, excluding short-term investments, were $160,834 and $1,827, respectively.

Note 7 - Distribution and Service Plan:

The Fund has adopted a distribution and service plan (the “Plan”) with respect to its Class A Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and pays service fees in connection with the provision of services to shareholders of each class and the maintenance of shareholder accounts. Annual fees under the Plan, of up to .25% of Class A average daily net assets and up to 1.00% of Class C average daily net assets, are accrued daily. The annual fees for Class A Shares and Class C Shares are paid quarterly. The 12b-1 plan is used to induce or compensate financial intermediaries to provide distribution and/or services to the Fund and their shareholders. Included in these fees are payments retained by Claymore Securities, Inc., which were $0 for the period ended November 30, 2005.

Note 8 - Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 - Subsequent Event:

On December 29, 2005, the Board of Trustees declared a short-term distribution of $0.02753 per share. This dividend was payable on December 30, 2005 to shareholders of record on December 29, 2005.

Annual Report | November 30, 2005 | 18

Claymore Core Equity Fund |

Report of Independent Registered Public Accounting Firm |

To the Shareholders and Board of Trustees of Claymore Core Equity Fund

We have audited the accompanying statement of assets and liabilities of Claymore Core Equity Fund (the “Fund”), including the portfolio of investments, as of November 30, 2005, and the related statement of operations, statement of changes in net assets, and financial highlights for the period from September 30, 2005 (commencement of investment operations) through November 30, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Claymore Core Equity Fund at November 30, 2005, and the results of its operations, changes in its net assets, and the financial highlights for the period from September 30, 2005 through November 30, 2005, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 13, 2006

Annual Report | November 30, 2005 | 19

Claymore Core Equity Fund |

Supplemental Information | (unaudited)

Federal Income Tax Information

Qualified dividend income of as much as $303 was received by the Fund through November 30, 2005. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, $367 of investment income qualifies for dividends-received deduction.

In January 2006, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2005.

Trustees

The Trustees of the Claymore Core Equity Fund and their principal occupations during the past five years are as follows:

Name, Address*, Age and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustees
Independent Trustees:

Randall C. Barnes Year of Birth: 1951 Trustee	Since 2005	Formerly, Senior Vice President and Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc.(1987-1997).	11	None.

Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2005	Principal of Ronald A. Nyberg, Ltd., a law firm specializing in corporate law, estate planning and business transactions from 2000-present. Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	15	Director, Edward Hospital Foundation, Naperville, IL; Trustee, North Park University, Chicago

Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee	Since 2005	Formerly Vice President, Manager, and Portfolio Manager of Nuveen Asset Management (1998- 1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991- 1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Trusts (1988-1999), each of John Nuveen & Co., Inc. (asset manager) (1982-1999).	13	None.

Interested Trustees:

Nicholas Dalmaso† Year of Birth: 1965 Trustee; Chief Legal and Executive Officer	Since 2005	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. Formerly Assistant General Counsel, John Nuveen and Co., Inc.(1999-2000). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc.(1992-1999)	15	None.

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

**	Trustees serve until their successors have been duly elected.

***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.

†	Mr. Dalmaso is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund’s Investment Adviser.

Additional information about Fund Trustees is available in the Fund’s Statement of Additional Information, without charge, upon request by calling (877) 252-9667.

Annual Report | November 30, 2005 | 20

Claymore Core Equity Fund |

Supplemental Information | (unaudited)

Officers

The Officers of the Claymore Core Equity Fund and their principal occupations during the past five years are as follows:

Name, Address*, Age and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Officers:

Steven M. Hill Year of Birth: 1964 Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2005	Senior Managing Director and Chief Financial Officer of Claymore Advisors, LLC and Claymore Securities, Inc., 2005-present; Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc., 2003-2005; Treasurer of Henderson Global Funds and Operations Manager of Henderson Global Investors (NA) Inc.( 2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001).

Melissa Nguyen Year of Birth: 1978 Secretary	Since 2005	Assistant Vice President of Claymore Securities, Inc. Previously, Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).

William Belden Year of Birth: 1965 Vice President	Since 2005	Managing Director of Claymore Securities, Inc. Previously, Vice President of Product Management at Northern Trust Global Investments (1999-2005); and Vice President of Product Development at Stein Roe & Farnham (1995-1999).

James Howley Year of Birth: 1972 Assistant Secretary	Since 2005	Vice President, Fund Administration of Claymore Securities, Inc. (2004-present). Previously, Manager, Mutual Fund Administration of Van Kampen Investments, Inc.

Richard Sarhaddi Year of Birth: 1975 Assistant Treasurer	Since 2005	Assistant Vice President of Claymore Advisors, LLC and Claymore Securities, Inc.; Assistant Secretary of Funds in the Fund Complex. Previously, Editor, CCH Inc.

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Annual Report | November 30, 2005 | 21

Claymore Core Equity Fund |

Approval of the Advisory Agreements |

The Advisory Agreement with respect to the Fund was approved by the Board of Trustees, including all of the trustees who are not parties to such agreement or interested persons of any such party, on September 29, 2005 at a meeting called for that purpose. The Board of Trustees, including a majority of the independent trustees, determined that approval of the Advisory Agreement was in the best interests of the Fund and approved the Advisory Agreement. The independent trustees, with the assistance of independent legal counsel, met separately from the “interested” trustees of the Trust and officers and employees of the Investment Adviser to consider approval of the Advisory Agreement. The Board of Trustees, including the independent trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

With respect to the nature, extent and quality of the services to be provided by the Investment Adviser, the Board considered the Investment Adviser’s business plan for the Fund, the Investment Adviser’s Form ADV, financial information regarding the Investment Adviser and the anticipated financial support of the Fund. The Board also reviewed the Investment Adviser’s performance for two unit investment trusts that have similar investment objectives to those of the Fund. The Board concluded that the Investment Adviser was well-qualified to manage the Fund and that the services to be provided by the Investment Adviser and the Investment Adviser’s performance were expected to be satisfactory.

With respect to the costs of services to be provided and profits to be realized by the Investment Adviser, the Board considered the resources involved in managing the Fund as well as the proposed expense caps for the Fund. Because the Fund is newly organized, the Investment Adviser represented that profitability information was not yet determinable. However, based upon anticipated asset size and the impact of expense caps, the Board concluded that profitability was expected to be reasonable.

The Board considered the extent to which economies of scale would be realized as the Fund grows and determined to consider breakpoints in the future. The Board reviewed the Fund’s projected expense ratios giving effect to the proposed expense caps and considered the anticipated asset size of the Fund, since it was newly organized. The Board concluded that at this time, no significant economies of scale were anticipated.

The Board compared the proposed investment advisory fee, expense ratios and fee waivers with those of other similar registered open-end funds. The Board noted that while the Fund’s advisory fee was above the median it was within an acceptable range of the peer group. The Board concluded that, although the fee was above the median of its investment company peer group, the Fund’s advisory fee was reasonable given the nature and anticipated quality of the services to be provided.

The Board considered benefits to be derived by the Investment Adviser from its relationship with the Fund, including the benefits to the Investment Adviser from its separate Administrative Services Agreement with the Fund. The Board concluded that the advisory fee was reasonable, taking into account these benefits.

Annual Report | November 30, 2005 | 22

Claymore Core Equity Fund |

Fund Information |

Board of Trustees

Randall C. Barnes

Nicholas Dalmaso*

Ronald A. Nyberg

Ronald E.Toupin, Jr.

Officers

Nicholas Dalmaso

Chief Legal and Executive Officer

Steven M. Hill

Chief Financial Officer, Chief Accounting

Officer and Treasurer

Melissa Nguyen

Secretary

William Belden

Vice President

James Howley

Assistant Treasurer

Richard Sarhaddi

Assistant Secretary

Investment Adviser

Claymore Advisors, LLC.

Lisle, IL 60532

Distributor and Servicing Agent

Claymore Securities, Inc.

Lisle, IL

Custodian and Fund Accounting Agent

Bank of New York

New York, NY

Transfer Agent

U.S. Bancorp Fund Services, LLC

Milwaukee, WI

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C.

Chicago, IL

Independent Registered Public

Accounting Firm

Ernst & Young LLP

Chicago, IL

*	Trustee is an interested person of the Fund as defined in the Investment Company Act of 1940, as amended.

Privacy Principles of Claymore Core Equity Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

This report is sent to shareholders of Claymore Core Equity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 252-9667 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 252-9667 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

The Fund’s Form N-Q will be available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.claymore.com.

Annual Report | November 30, 2005 | 23

Claymore Advisors, LLC

Claymore Advisors, LLC, is a registered investment adviser that provides investment management and research-related services to registered investment companies and separately managed accounts. Claymore Advisors, LLC is responsible for the Fund’s investment selection and for the day-to-day management of the Fund’s portfolio of investments.

The Portfolio Management Team’s Investment Philosophy

The Fund’s investment team believes that what you pay for a stock matters – no matter how strong growth prospects might appear. The managers believe that attractive prices, relative to anticipated growth can be found in both value and growth stocks. While quantitative analysis is their first step in evaluating price, the managers believe that bottom-up, fundamental analysis is critical to determining the valuation of a potential holding.

The Portfolio Manager’s Investment Process

The managers seek to create a diversified portfolio with exposure to the broad market. They begin their selection process by considering the approximately 3,000 stocks represented in the Russell 3000 index and use economic themes and quantitative analysis to narrow the universe of stock candidates for the fund. The managers then employ fundamental, bottom-up research to create a portfolio of what they believe to be high-quality stocks with strong growth potential

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://www.claymore.com or by calling 877-CLAYMORE (877-252-9667). Please read the prospectus carefully before investing. All funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in this fund.

NOT FDIC - INSURED NOT BANK - GUARANTEED

Claymore Securities, Inc.

2455 Corporate West Drive

Lisle, Illinois 60532

Member of NASD/SIPC

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) There have been no revisions to the Code of Ethics during the period covered by this shareholder report presented in Item 1.

(d) The registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)     (1) The registrant’s Code of Ethics is attached hereto as an exhibit.

(2) Not applicable.

(3) Not applicable.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee, Ronald E. Toupin, Jr. Mr. Toupin is an “independent” Trustee for purposes of this Item 3 of Form N-CSR. Mr. Toupin qualifies as an audit committee financial expert by virtue of his experience obtained as a portfolio manager and research analyst, which included review and analysis of offering documents and audited and un-audited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.)

Item 4.	Principal Accountant Fees and Services.

a). Audit Fees: the aggregate fees billed for the fiscal year 2005, for professional services rendered by the principal accountant for the audit were $86,000. The aggregate fees billed for fiscal year 2004 for professional services rendered by the principal accountant is $0 as the registrant had not commenced operations in 2004.

b). Audit-Related Fees: the aggregate fees billed for the fiscal year 2005, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item were $0. The Audit-Related fees for 2004 is $0 as the registrant had not commenced operations in 2004.

c). Tax Fees: the aggregate fees billed for the fiscal year 2005, for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $24,000. The Tax fees for 2004 is $0 as the registrant had not commenced operations in 2004.

d). All Other Fees: the aggregate fees billed for the fiscal year 2005, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item were $0. The Other Audit fees for 2004 is $0 as the registrant had not commenced operations in 2004.

(e) Audit Committee Pre-Approval Policies and Procedures.

(i) The Registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission. Sections IV.C.2 and IV.C.3 of the Audit Committee’s Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2	Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

IV.C.3	Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(ii) 100% of services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.

(f) The percentage of hours expended on the principal accountant’s engagement to audit the Fund’s financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the registrant for the fiscal year 2005 was $0. The aggregate non-audit fees billed for 2004 is $0 as the registrant had not commenced operations in 2004.

(h) Not Applicable.

Item 5.	Audit Committee of Listed Registrants.

(a) The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Randall C. Barnes, Ronald A. Nyberg, and Ronald E. Toupin, Jr.

(b) Not Applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that based on such evaluation, the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a	)(1)	Code of Ethics for Chief Executive and Senior Financial Officer.

(a	)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule30a-2(a) of the Investment Company Act.

(a	)(3)	Not Applicable.

(b	)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore Trust

By:	/s/ Nicholas Dalmaso

Name:	Nicholas Dalmaso

Title:	Chief Legal and Executive Officer

Date:	February 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas Dalmaso

Name:	Nicholas Dalmaso

Title:	Chief Legal and Executive Officer

Date:	February 2, 2006

By:	/s/ Steven M. Hill

Name:	Steven M. Hill

Title:	Treasurer and Chief Financial Officer

Date:	February 2, 2006